Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2013

Boston Properties, Inc.

Third Quarter 2013

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 399 Park Avenue; back right, 601 Lexington Avenue, New York, NY)

Boston Properties, Inc.

Third Quarter 2013

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and four retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-nine years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Executive Chairman; Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•	concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2013)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	177
Total Square Feet (includes unconsolidated joint ventures and structured parking)	60.3 million
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units)	170.9 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.43%
Total Adjusted Market Capitalization	$29.3 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Third Quarter 2013

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman

Executive Chairman

Owen D. Thomas

Chief Executive Officer and Director

Douglas T. Linde

President and Director

Zoë Baird Budinger

Director

Carol B. Einiger

Director

Dr. Jacob A. Frenkel

Director, Chair of Nominating &

Corporate Governance Committee

Joel I. Klein Director Matthew J. Lustig Director Alan J. Patricof Director, Chair of Audit Committee Martin Turchin Director David A. Twardock Director, Chair of Compensation Committee

Raymond A. Ritchey

Executive Vice President, National Director

of Acquisitions & Development

Michael E. LaBelle

Senior Vice President, Chief Financial Officer

Peter D. Johnston

Senior Vice President and Regional

Manager of Washington, DC

Bryan J. Koop

Senior Vice President and Regional

Manager of Boston

Mitchell S. Landis

Senior Vice President and Regional

Manager of Princeton

Robert E. Pester

Senior Vice President and Regional

Manager of San Francisco

Robert E. Selsam

Senior Vice President and Regional Manager of New York

Frank D. Burt

Senior Vice President, General Counsel

Michael R. Walsh

Senior Vice President, Finance

Arthur S. Flashman

Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires

800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to

Michael Walsh, Senior Vice President, Finance at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012
High Closing Price	$111.35	$114.59	$109.46	$111.46	$116.07
Low Closing Price	$98.27	$100.50	$100.33	$100.03	$108.45
Average Closing Price	$105.81	$108.58	$105.48	$105.70	$111.48
Closing Price, at the end of the quarter	$106.90	$105.47	$101.06	$105.81	$110.61
Dividends per share - annualized	$2.60	$2.60	$2.60	$2.60	$2.20
Closing dividend yield - annualized	2.43%	2.47%	2.57%	2.46%	1.99%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and 2013 Multi-Year Long-Term Incentive Program Units) (thousands) (1)	170,897	170,896	170,448	170,265	170,264
Closing market value of outstanding shares and units (thousands)	$18,486,904	$18,285,486	$17,486,559	$18,076,824	$18,893,986

(1)	For additional detail, see page 12.

Timing

Quarterly results for the next five quarters will be announced according to the following schedule:

Fourth Quarter 2013	Tentatively January 28, 2014
First Quarter, 2014	Tentatively April 29, 2014
Second Quarter, 2014	Tentatively July 29, 2014
Third Quarter, 2014	Tentatively October 28, 2014
Fourth Quarter, 2014	Tentatively January 27, 2015

Boston Properties, Inc.

Third Quarter 2013

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

Michael Burke	Omotayo Okusanya / David Shamis	Scott Frost	Stephen Boyd
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
212.425.7500	212.336.7076 / 212.284.1796	646.855.8078	212.908.9153

Jeffrey Spector / Jamie Feldman	Mitch Germain	Thomas Cook	Karen Nickerson
Bank of America Merrill Lynch	JMP Securities	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.906.3546	212.723.1112	212.553.4924

Ross Smotrich / Michael Lewis	Anthony Paolone / Joseph Dazio	John Giordano	Scott Sprinzen
Barclays Capital	J.P. Morgan Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.622.6682 / 212.622.6416	212.538.4935	212.438.7812

David Toti / Evan Smith	Jordan Sadler / Craig Mailman	Mark Streeter
Cantor Fitzgerald	KeyBanc Capital Markets	J.P. Morgan Securities
212.829.5224 / 215.915.1220	917.368.2280 / 917.368.2316	212.834.5086

Michael Bilerman / Joshua Attie	Robert Stevenson	Thierry Perrein / Jason Jones
Citigroup Global Markets	Macquarie Research	Wells Fargo
212.816.1383 / 212.816.1685	212.857.6168	704.715.8455 / 704.715.7932

James Sullivan / Tom Catherwood	Vance Edelson
Cowen and Company	Morgan Stanley
646.562.1380 / 646.562.1382	212.761-4000

Vin Chao / Jeremy Metz	Rich Moore / Mike Carroll
Deutsche Bank Securities	RBC Capital Markets
212.250.6799 / 212.250.4667	440.715.2646 / 440.715.2649

Sheila McGrath / Nathan Crossett	David Rodgers / Matthew Spencer
Evercore Partners	RW Baird
212.497.0882 / 212.497.0870	216.737.7341 / 414.298.5053

Michael Knott / Jed Reagan	Alexander Goldfarb / Andrew Schaffer
Green Street Advisors	Sandler O’Neill & Partners
949.640.8780 / 949.640.8780	212.466.7937 / 212.466.8062

David Harris	John Guinee / Erin Aslakson
Imperial Capital	Stifel, Nicolaus & Company
212.351.9429	443.224.1307 / 443.224.1350

Steve Sakwa / George Auerbach	Ross Nussbaum / Gabriel Hilmore
ISI Group	UBS Securities
212.446.9462 / 212.446.9459	212.713.2484 / 212.713.3876

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2013

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12
Selected Items:

Revenue	$574,082	$512,515	$480,238	$480,502	$466,680
Straight-line rent (1)	$14,837	$16,142	$17,807	$19,474	$21,242
Fair value lease revenue (1) (2)	$7,073	$13,286	$16,037	$16,101	$16,982
Revenue from residential properties	$5,493	$5,484	$5,578	$5,555	$5,496
Company share of funds from operations from unconsolidated joint ventures	$7,951	$20,991	$30,378	$28,727	$30,633
Lease termination fees (included in revenue) (1)	$1,380	$288	$476	$2,395	$1,779
Ground rent expense (3)	$5,016	$5,006	$5,008	$4,981	$5,003
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$4,888	$6,035	$7,158	$7,043	$6,930
Fair value interest adjustment (1)	$7,491	$1,918	$(558)	$(585)	$(1,335)
Capitalized interest	$17,398	$18,436	$14,418	$12,869	$10,131
Capitalized wages	$3,147	$2,784	$2,750	$3,948	$2,778
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	66.2%	66.3%	65.2%	65.9%	65.0%
Gains (losses) from early extinguishments of debt	$(30)	$152	$—	$—	$(5,494)
Net income attributable to Boston Properties, Inc. common shareholders	$152,677	$452,417	$47,854	$65,400	$57,249
Funds from operations (FFO) attributable to Boston Properties, Inc.	$197,859	$195,415	$160,624	$192,462	$175,779
FFO per share - diluted	$1.29	$1.28	$1.06	$1.27	$1.15
Net income attributable to Boston Properties, Inc. per share - basic	$1.00	$2.95	$0.32	$0.43	$0.38
Net income attributable to Boston Properties, Inc. per share - diluted	$1.00	$2.94	$0.31	$0.43	$0.38
Dividends per common share	$0.65	$0.65	$0.65	$0.65	$0.55
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$150,285	$167,699	$145,867	$148,533	$128,819

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	3.18	3.32	3.15	3.12	2.84
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.74	2.77	2.72	2.74	2.57
FFO Payout Ratio (7)	50.39%	50.78%	61.32%	51.18%	47.83%
FAD Payout Ratio (8)	73.40%	65.78%	75.42%	73.97%	72.16%

	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12
Capitalization:

Common Stock Price @ Quarter End	$106.90	$105.47	$101.06	$105.81	$110.61
Equity Value @ Quarter End	$18,486,904	$18,285,486	$17,486,559	$18,076,824	$18,893,986
Total Consolidated Debt	$11,354,369	$11,365,545	$8,871,518	$8,912,369	$8,675,858
Total Consolidated Market Capitalization	$29,841,273	$29,651,031	$26,358,077	$26,989,193	$27,569,844
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	38.05%	38.33%	33.66%	33.02%	31.47%

BXP’s Share of Unconsolidated Joint Venture Debt	$328,373	$326,714	$1,445,565	$1,445,346	$1,442,631
Less:
Partners’ Share of Consolidated Debt	$889,008	$894,341	$177,228	$178,291	$62,111
Total Adjusted Debt	$10,793,734	$10,797,918	$10,139,855	$10,179,424	$10,056,378
Total Adjusted Market Capitalization (10)	$29,280,638	$29,083,404	$27,626,414	$28,256,248	$28,950,364
Total Adjusted Debt/Total Adjusted Market Capitalization (10) (11)	36.86%	37.13%	36.70%	36.03%	34.74%

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $17,524, $14,916, $13,324, $12,761 and $13,122 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(6)	For additional detail, see page 11.
(7)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(8)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For additional information, see page 11.
(9)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(10)	For additional detail, see page 12.
(11)	For disclosures related to our definition of Total Adjusted Debt to Total Adjusted Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Third Quarter 2013

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12
ASSETS
Real estate	$17,105,492	$17,059,235	$13,550,889	$13,581,454	$13,183,754
Construction in progress (1)	1,502,017	1,483,114	1,145,517	1,036,780	937,475
Land held for future development	295,370	290,085	503,684	275,094	273,922
Less accumulated depreciation	(3,076,280)	(2,996,520)	(2,929,385)	(2,934,160)	(2,853,319)

Total real estate	15,826,599	15,835,914	12,270,705	11,959,168	11,541,832
Cash and cash equivalents	1,641,275	1,608,731	909,376	1,041,978	1,223,215
Cash held in escrows	53,499	54,829	55,410	55,181	32,926
Marketable securities	15,377	14,226	13,825	12,172	11,792
Tenant and other receivables, net	55,393	66,039	75,849	69,555	45,076
Related party notes receivable	—	—	282,307	282,491	282,206
Interest receivable from related party notes receivable	—	—	106,313	104,816	102,122
Accrued rental income, net	641,041	625,654	612,041	598,199	580,013
Deferred charges, net	918,798	939,675	572,890	588,235	535,077
Prepaid expenses and other assets	238,688	179,741	71,756	90,610	132,358
Investments in unconsolidated joint ventures	129,038	137,975	652,807	659,916	664,690

Total assets	$19,519,708	$19,462,784	$15,623,279	$15,462,321	$15,151,307

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,468,069	$4,484,657	$3,053,798	$3,102,485	$2,873,686
Unsecured senior notes, net of discount	5,835,424	5,834,973	4,639,843	4,639,528	4,639,217
Unsecured exchangeable senior notes, net of discount	739,536	734,278	1,177,877	1,170,356	1,162,955
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	311,340	311,637	—	—	—
Related party notes payable	180,000	180,000	—	—	—
Accounts payable and accrued expenses	215,778	212,998	210,359	199,102	193,684
Dividends and distributions payable	112,470	112,425	110,886	110,488	93,461
Accrued interest payable	181,310	141,676	99,491	72,461	101,874
Other liabilities	567,464	556,730	316,683	324,613	309,231

Total liabilities	12,611,391	12,569,374	9,608,937	9,619,033	9,374,108

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	67,806	110,876	110,876	110,876	110,876

Redeemable interest in property partnership	98,649	98,162	98,216	97,558	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 152,390,595, 152,384,740, 151,601,209, 150,856,237 and 150,715,702 outstanding, respectively	1,524	1,524	1,516	1,516	1,509
Additional paid-in capital	5,250,174	5,246,243	5,232,030	5,222,073	5,194,520
Earnings (dividends) in excess of dividends (earnings)	246,206	192,492	(160,697)	(109,985)	(76,830)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(12,122)	(12,689)	(13,253)	(13,817)	(14,379)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,683,060	5,624,848	5,256,874	5,097,065	5,102,098

Noncontrolling interests:
Common units of the Operating Partnership	577,173	570,135	540,103	539,753	566,077
Property partnerships	481,629	489,389	8,273	(1,964)	(1,852)

Total equity	6,741,862	6,684,372	5,805,250	5,634,854	5,666,323

Total liabilities and equity	$19,519,708	$19,462,784	$15,623,279	$15,462,321	$15,151,307

On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building) in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting. Upon consolidation, the Company recognized a non-cash gain on its investment of approximately $359.5 million.

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.

Boston Properties, Inc.

Third Quarter 2013

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12
Revenue
Rental
Base Rent	$451,866	$401,384	$375,180	$378,519	$366,795
Recoveries from tenants	80,839	68,402	64,406	59,710	59,855
Parking and other	25,246	23,754	23,625	22,239	22,647

Total rental revenue	557,951	493,540	463,211	460,468	449,297
Hotel revenue	10,652	11,118	8,291	11,691	9,359
Development and management services	5,479	7,857	8,736	8,343	8,024

Total revenue	574,082	512,515	480,238	480,502	466,680

Expenses
Operating (1)	109,469	98,570	95,325	92,357	92,621
Real estate taxes	90,881	78,344	74,622	73,099	73,072
Hotel operating	6,580	7,335	7,044	8,519	6,886
General and administrative (1) (2) (3)	24,841	24,316	45,516	17,921	21,617
Transaction costs	766	535	443	401	1,140
Impairment loss (9)	—	—	8,306	—	—
Depreciation and amortization	154,193	134,370	120,361	119,652	110,653

Total expenses	386,730	343,470	351,617	311,949	305,989

Operating income	187,352	169,045	128,621	168,553	160,691
Other income (expense)
Income from unconsolidated joint ventures (4)	14,736	48,783	8,721	6,949	9,217
Gains on consolidation of joint ventures (5)	(1,810)	387,801	—	—	—
Interest and other income	3,879	1,296	1,471	2,062	4,001
Gains from investments in securities (2)	956	181	735	187	587
Interest expense (6)	(122,173)	(103,140)	(100,433)	(102,802)	(105,030)
Gains (losses) from early extinguishments of debt	(30)	152	—	—	(5,494)

Income from continuing operations	82,910	504,118	39,115	74,949	63,972
Discontinued operations
Income from discontinued operations	1,078	2,643	1,875	1,659	1,550
Gain on sale of real estate from discontinued operations (7)	86,448	—	—	—	—
Gain on forgiveness of debt from discontinued operations (8)	—	—	20,182	—	—
Impairment loss from discontinued operations (9)	—	—	(3,241)	—	—

Net income	170,436	506,761	57,931	76,608	65,522
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	3,279	219	(2,574)	(2,331)	(458)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(1,082)	(1,123)	(1,180)	(1,057)	(874)
Noncontrolling interest - common units of the Operating Partnership (10)	(8,399)	(50,556)	(4,173)	(7,648)	(6,779)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (10)	(8,910)	(266)	(2,004)	(172)	(162)

Net income attributable to Boston Properties, Inc.	155,324	455,035	48,000	65,400	57,249
Preferred dividends	(2,647)	(2,618)	(146)	—	—

Net income attributable to Boston Properties, Inc. common shareholders	$152,677	$452,417	$47,854	$65,400	$57,249

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per - share basic	$1.00	$2.95	$0.32	$0.43	$0.38

Net income attributable to Boston Properties, Inc. per share - diluted	$1.00	$2.94	$0.31	$0.43	$0.38

(1)	The Company has revised the presentation of costs to operate its San Francisco and Princeton regional offices. These expenses, which totaled approximately $2.0 million, $2.1 million, $1.9 million, $2.0 million and $1.9 million for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively, were previously included in Operating Expenses and are now included in General and Administrative Expenses for all periods presented.
(2)	Gains from investments in securities includes $956, $181, $735, $187 and $587 and general and administrative expense includes $(941), $(176), $(752), $(187) and $(597) for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2013, general and administrative expense includes an aggregate of approximately $19.5 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $6.6 million of compensation expense associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(4)	For the three months ended September 30, 2013, includes the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, includes the gain on sale of 125 West 55th Street totaling approximately $43.3 million. For the three months ended September 30, 2012, includes the gain on sale of the Value-Added Fund’s 300 Billerica Road property totaling approximately $0.2 million.
(5)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue (The GM Building) totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue (The GM Building) totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(6)	For the three months ended September 30, 2013 and June 30, 2013, interest expense includes $6,873 and $2,265, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(7)	On August 22, 2013, the Company completed the sale of its 1301 New York Avenue property located in Washington, DC for a net contract sale price of approximately $121.7 million. After adjusting for outstanding lease and other transaction costs assumed by the buyer, the gross sale price was approximately $135.0 million. Net cash proceeds totaled approximately $121.5 million, resulting in a gain on sale of approximately $86.4 million. 1301 New York Avenue is a Class A office property totaling approximately 201,000 net rentable square feet. The operating results of the property through the date of sale have been classified as discontinued operations on a historical basis for all periods.
(8)	On February 20, 2013, the foreclosure sale of the Company’s Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million during the first quarter of 2013. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods.
(9)	On March 28, 2013, the Company executed a binding contract for the sale of its 303 Almaden Boulevard property located in San Jose, California for a sale price of $40.0 million. The carrying value of the property exceeded its net sale price and as a result the Company recognized an impairment loss totaling approximately $3.2 million during the first quarter of 2013 which is excluded from FFO in accordance with NAREIT’s definition. The Company completed the sale of 303 Almaden Boulevard on June 28, 2013. The impairment loss and operating results of this property through the sale date have been classified as discontinued operations on a historical basis for all periods. In addition, the Company recognized an impairment loss of approximately $8.3 million, which is included in FFO, to reduce the carrying value of its adjacent Almaden land parcel in San Jose, California to its estimated fair market value at March 31, 2013.
(10)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 9.94%, 10.06%, 10.14%, 10.39% and 10.48% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Third Quarter 2013

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12

Net income attributable to Boston Properties, Inc. common shareholders	$152,677	$452,417	$47,854	$65,400	$57,249
Add:
Preferred dividends	2,647	2,618	146	—	—
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	8,910	266	2,004	172	162
Noncontrolling interest - common units of the Operating Partnership	8,399	50,556	4,173	7,648	6,779
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,082	1,123	1,180	1,057	874
Noncontrolling interests in property partnerships	(3,279)	(219)	2,574	2,331	458
Impairment loss from discontinued operations	—	—	3,241	—	—
Less:
Income from discontinued operations	1,078	2,643	1,875	1,659	1,550
Gain on sale of real estate from discontinued operations	86,448	—	—	—	—
Gain on forgiveness of debt from discontinued operations	—	—	20,182	—	—

Income from continuing operations	82,910	504,118	39,115	74,949	63,972
Add:
Real estate depreciation and amortization (1)	158,274	149,817	142,555	142,029	132,887
Income from discontinued operations	1,078	2,643	1,875	1,659	1,550
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	11,174	43,327	—	—	248
Gains on consolidation of joint ventures (3)	(1,810)	387,801	—	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	9,462	4,436	3,038	2,795	923
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,082	1,123	1,180	1,057	874
Preferred dividends	2,647	2,618	146	—	—

Funds from operations (FFO) attributable to the Operating Partnership	219,707	217,273	179,181	214,785	196,364
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	21,848	21,858	18,557	22,323	20,585

FFO attributable to Boston Properties, Inc. (4)	$197,859	$195,415	$160,624	$192,462	$175,779

FFO per share - basic	$1.30	$1.29	$1.06	$1.27	$1.17

Weighted average shares outstanding - basic	152,407	151,938	151,646	151,006	150,801

FFO per share - diluted	$1.29	$1.28	$1.06	$1.27	$1.15

Weighted average shares outstanding - diluted	153,999	153,797	153,259	152,708	153,310

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $154,193, $134,370, $120,361, $119,652 and $110,653, our share of unconsolidated joint venture real estate depreciation and amortization of $4,389, $15,535, $21,657, $21,778 abd $21,664, and depreciation and amortization from discontinued operations of $0, $234, $830, $898 and $901, less corporate related depreciation of $308, $322, $293, $299 and $331 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(2)	For the three months ended September 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of 125 West 55th Street totaling approximately $43.3 million. For the three months ended September 30, 2012, consists of the portion of income from unconsolidated joint ventures related the gain on sale of the Value-Added Fund’s 300 Billerica Road property totaling approximately $0.2 million.
(3)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue (The GM Building) totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue (The GM Building) totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(4)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012 was 90.06%, 89.94%, 89.86%, 89.61% and 89.52%, respectively.

Boston Properties, Inc.

Third Quarter 2013

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		September 30, 2012
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$219,707	169,236	$217,273	168,933	$179,181	168,750	$214,785	168,521	$196,364	168,461
Effect of Dilutive Securities
Convertible Preferred Units	850	1,307	818	1,307	879	1,307	749	1,307	764	1,327
Stock based compensation and exchangeable senior notes	—	285	—	552	—	306	—	395	—	1,182

Diluted FFO	$220,557	170,828	$218,091	170,792	$180,060	170,363	$215,534	170,223	$197,128	170,970

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	21,728	16,829	21,702	16,995	18,077	17,104	22,177	17,515	20,361	17,660

Company’s share of diluted FFO (1)	$198,829	153,999	$196,389	153,797	$161,983	153,259	$193,357	152,708	$176,767	153,310

FFO per share - basic	$1.30		$1.29		$1.06		$1.27		$1.17

FFO per share - diluted	$1.29		$1.28		$1.06		$1.27		$1.15

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012 was 90.15%, 90.05%, 89.96%, 89.71% and 89.67%, respectively.

Boston Properties, Inc.

Third Quarter 2013

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12
Basic FFO (see page 9)	$219,707	$217,273	$179,181	$214,785	$196,364
2nd generation tenant improvements and leasing commissions	(46,722)	(20,311)	(38,380)	(34,815)	(40,116)
Straight-line rent (1)	(14,837)	(16,142)	(17,807)	(19,474)	(21,242)
Recurring capital expenditures	(11,839)	(12,856)	(6,418)	(10,711)	(6,262)
Fair value interest adjustment (1)	(7,491)	(1,918)	558	585	1,335
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	4,888	6,035	7,158	7,043	6,930
Fair value lease revenue (1) (2)	(7,073)	(13,286)	(16,037)	(16,101)	(16,982)
Hotel improvements, equipment upgrades and replacements	(206)	(1,006)	(143)	(214)	(305)
Straight-line ground rent expense adjustment (3)	1,785	1,785	1,801	1,838	1,838
Non real estate depreciation	308	322	293	299	331
Stock-based compensation (4)	6,537	6,681	25,783	4,820	6,746
Impairment loss	—	—	8,306	—	—
Non-cash losses (gains) from early extinguishments of debt	—	(264)	—	—	196
Non-cash termination adjustment (including fair value lease amounts)	999	(3)	1,106	155	(154)
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	4,229	1,389	466	323	140

Funds available for distribution to common shareholders and common unitholders (FAD)	$150,285	$167,699	$145,867	$148,533	$128,819

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	30-Sep-12
Excluding Capitalized Interest
Income from continuing operations	$82,910	$504,118	$39,115	$74,949	$63,972
Interest expense	122,173	103,140	100,433	102,802	105,030
Depreciation and amortization expense	154,193	134,370	120,361	119,652	110,653
Depreciation and amortization expense from unconsolidated joint ventures	4,389	15,535	21,657	21,778	21,664
Gains on sales of real estate included within income from unconsolidated joint ventures	(11,174)	(43,327)	—	—	(248)
Gains on consolidation of joint ventures	1,810	(387,801)	—	—	—
Depreciation and amortization expense - discontinued operations	—	234	830	898	901
Interest expense - discontinued operations	—	—	360	650	650
Income from discontinued operations	1,078	2,643	1,875	1,659	1,550
Impairment loss	—	—	8,306	—	—
Non-cash losses (gains) from early extinguishments of debt	—	(264)	—	—	196
Non-cash termination adjustment (including fair value lease amounts)	999	(3)	1,106	155	(154)
Stock-based compensation	6,537	6,681	25,783	4,820	6,746
Straight-line ground rent expense adjustment (3)	1,785	1,785	1,801	1,838	1,838
Straight-line rent (1)	(14,837)	(16,142)	(17,807)	(19,474)	(21,242)
Fair value lease revenue (1) (2)	(7,073)	(13,286)	(16,037)	(16,101)	(16,982)

Subtotal	342,790	307,683	287,783	293,626	274,574

Divided by:
Adjusted interest expense (5) (6) (7) (8)	107,633	92,600	91,462	94,212	96,593

Interest Coverage Ratio	3.18	3.32	3.15	3.12	2.84

Including Capitalized Interest
Income from continuing operations	$82,910	$504,118	$39,115	$74,949	$63,972
Interest expense	122,173	103,140	100,433	102,802	105,030
Depreciation and amortization expense	154,193	134,370	120,361	119,652	110,653
Depreciation and amortization expense from unconsolidated joint ventures	4,389	15,535	21,657	21,778	21,664
Gains on sales of real estate included within income from unconsolidated joint ventures	(11,174)	(43,327)	—	—	(248)
Gains on consolidation of joint ventures	1,810	(387,801)	—	—	—
Depreciation and amortization expense - discontinued operations	—	234	830	898	901
Interest expense - discontinued operations	—	—	360	650	650
Income from discontinued operations	1,078	2,643	1,875	1,659	1,550
Impairment loss	—	—	8,306	—	—
Non-cash losses (gains) from early extinguishments of debt	—	(264)	—	—	196
Non-cash termination adjustment (including fair value lease amounts)	999	(3)	1,106	155	(154)
Stock-based compensation	6,537	6,681	25,783	4,820	6,746
Straight-line ground rent expense adjustment (3)	1,785	1,785	1,801	1,838	1,838
Straight-line rent (1)	(14,837)	(16,142)	(17,807)	(19,474)	(21,242)
Fair value lease revenue (1) (2)	(7,073)	(13,286)	(16,037)	(16,101)	(16,982)

Subtotal	342,790	307,683	287,783	293,626	274,574

Divided by:
Adjusted interest expense (5) (6) (7) (8) (9)	125,031	111,036	105,880	107,081	106,724

Interest Coverage Ratio	2.74	2.77	2.72	2.74	2.57

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2013, stock-based compensation expense includes an aggregate of approximately $16.9 million consisting of (i) the acceleration of the remaining approximately $12.9 million of stock-based compensation expense associated with the Company’s Executive Chairman’s unvested long-term equity awards and (ii) approximately $4.0 million of stock-based compensation awards associated with the Company’s Executive Chairman’s transition benefits agreement related to the Company’s succession planning.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $4,888, $6,035, $7,158, $7,043 and $6,930 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(6)	Excludes amortization of financing costs of $2,779, $2,240, $2,173, $2,197 and $2,157 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(7)	Includes interest expense from discontinued operations of $0, $0, $360, $650 and $650 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.
(8)	Excludes interest expense of $6,873 and $2,265 for the three months ended September 30, 2013 and June 30, 2013, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(9)	Includes capitalized interest of $17,398, $18,436, $14,418, $12,869 and $10,131 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

Boston Properties, Inc.

Third Quarter 2013

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal September 30, 2013
Mortgage Notes Payable	$4,263,956
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,850,000
Unsecured Exchangeable Senior Notes, at face value	747,500

Total Debt	11,167,456
Fair Value Adjustment on Mortgage Notes Payable	204,113
Fair Value Adjustment on Mezzanine Notes Payable	5,340
Discount on Unsecured Senior Notes	(14,576)
Discount on Unsecured Exchangeable Senior Notes	(555)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(7,409)

Total Consolidated Debt	$11,354,369

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	Total/Average
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	4.52%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	4.40%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015
Discount	$2,074	$2,984	$1,968	$1,494	$4,827	$555	$325	$277	$72	$14,576

Unsecured Senior Notes, net of discount	$697,926	$497,016	$998,032	$848,506	$845,173	$699,445	$699,675	$249,723	$299,928	$5,835,424

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	Total/Average
Original Principal Amount	$747,500	$747,500
Principal Amount at Quarter End	$747,500	$747,500
Yield (on issue date)	4.037%	4.04%
GAAP Yield	6.555%	6.56%
Coupon	3.625%
Exchange Rate	8.5051
Exchange Price	$134.14 (2)
Diluted share impact for the current quarter	—	—
First Optional Redemption Date	N/A
Maturity Date	2/15/2014
Discount	$555	$555
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$7,409	$7,409

Unsecured Senior Exchangeable Notes	$739,536	$739,536

Equity

(in thousands)

	Shares/Units Outstanding as of 9/30/2013	Common Stock Equivalents		Equivalent Value (3)
Common Stock	152,391	152,391	(4)	$16,290,598
Common Operating Partnership Units	17,199	17,199	(5)	1,838,573
Series Two Preferred Operating Partnership Units	996	1,307		139,727
Series Four Preferred Operating Partnership Units	360	—		18,006	(6)
Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(7)

Total Equity		170,897		$18,486,904

Total Consolidated Debt				$11,354,369

Total Consolidated Market Capitalization				$29,841,273

BXP’s share of Unconsolidated Joint Venture Debt				$328,373
Less:
Partners’ Share of Consolidated Debt				$889,008
Total Adjusted Debt (8)				$10,793,734

Total Adjusted Market Capitalization (8)				$29,280,638

(1)	Represents the remaining debt discount which will be amortized as additional non-cash interest expense through February 15, 2014, the maturity date of the outstanding exchangeable senior notes.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of September 30, 2013, the effective exchange price to the Company was $134.14 per share.
(3)	Values based on September 30, 2013 closing price of $106.90 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 6 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 7 below).
(4)	Includes 64 shares of restricted stock.
(5)	Includes 1,460 long-term incentive plan units, but excludes an aggregate of 1,109 Outperformance Plan Units and 2013 Multi-Year Long-Term Incentive Program Units.
(6)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the sellers as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million. On August 29, 2013, the Company’s Operating Partnership redeemed 861 Series Four Preferred Units for cash totaling approximately $43.1 million.
(7)	On March 27, 2013, the Company completed an underwritten public offering of 80,000 shares (8,000,000 depositary shares, each representing 1/100th of a share) of its newly designated 5.25% Series B Cumulative Redeemable Preferred Stock, at a price of $2,500.00 per share ($25.00 per depositary share). The net proceeds from this offering were approximately $194 million, after deducting the underwriting discount and transaction expenses. The Company will pay cumulative cash dividends on the Series B Preferred Stock at a rate of 5.25% per annum of the $2,500.00 liquidation preference per share. The Company may not redeem the Series B Preferred Stock prior to March 27, 2018. On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into any other security of the Company or its affiliates.
(8)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 50.

Boston Properties, Inc.

Third Quarter 2013

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of September 30, 2013

(in thousands)

	2013	2014	2015	2016	2017	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt
Mortgage Notes Payable	$5,428	$87,757	$26,182	$608,879	$2,821,750	$713,960	$4,263,956
Fair Value Adjustment	12,908	52,493	53,888	50,632	34,192	—	204,113

Mortgage Notes Payable	18,336	140,250	80,070	659,511	2,855,942	713,960	4,468,069

Mezzanine Notes Payable	—	—	—	—	306,000	—	306,000
Fair Value Adjustment	300	1,244	1,314	1,389	1,093	—	5,340

	300	1,244	1,314	1,389	307,093	—	311,340

Unsecured Exchangeable Senior Notes, net of discount	—	746,945	—	—	—	—	746,945
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(4,971)	(2,438)	—	—	—	—	(7,409)

Unsecured Exchangeable Senior Notes	(4,971)	744,507	—	—	—	—	739,536

Unsecured Senior Notes, net of discount	—	—	549,651	—	—	5,285,773	5,835,424

Total Fixed Debt	$13,665	$886,001	$631,035	$660,900	$3,163,035	$5,999,733	$11,354,369

Total Consolidated Debt	$13,665	$886,001	$631,035	$660,900	$3,163,035	$5,999,733	$11,354,369

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.65%	6.46%	5.48%	5.28%	4.05%	4.49%	4.60%

Total GAAP Weighted Average Rate	5.65%	6.46%	5.48%	5.28%	4.05%	4.49%	4.60%

Total Stated Weighted Average Rate	5.63%	4.02%	5.40%	6.42%	5.76%	4.41%	4.94%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

Facility	Outstanding at 9/30/2013	Letters of Credit	Remaining Capacity at 9/30/2013
$1,000,000	$—	$10,564	$989,436

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	57.91%	4.37%	4.75%	6.5	years
Secured Debt	42.09%	5.72%	4.39%	4.4	years

Total Consolidated Debt	100.00%	4.94%	4.60%	5.6	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.94%	4.60%	5.6	years

Total Consolidated Debt	100.00%	4.94%	4.60%	5.6	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).

Boston Properties, Inc.

Third Quarter 2013

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of September 30, 2013

(in thousands)

Property	2013	2014	2015	2016	2017	Thereafter	Total

767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$—	$—	$1,300,000	$—	$1,300,000	(2)(3)
599 Lexington Avenue	—	—	—	—	750,000	—	750,000
601 Lexington Avenue	2,747	11,321	11,870	12,447	13,051	673,564	725,000
John Hancock Tower and Garage	—	—	—	—	640,500	—	640,500	(2)
Embarcadero Center Four	1,313	5,452	5,794	348,886	—	—	361,445
Fountain Square (50% ownership)	—	—	—	211,250	—	—	211,250	(2)
505 9th Street (50% ownership)	591	2,441	2,585	2,737	113,596	—	121,950
New Dominion Technology Park, Building Two	—	63,000	—	—	—	—	63,000
New Dominion Technology Park, Building One	—	2,304	2,481	2,672	2,878	32,943	43,278
Kingstowne Two and Retail	442	1,837	1,950	29,277	—	—	33,506	(2)
University Place	335	1,402	1,502	1,610	1,725	7,453	14,027

	5,428	87,757	26,182	608,879	2,821,750	713,960	4,263,956

Aggregate Fair Value Adjustments	12,908	52,493	53,888	50,632	34,192	—	204,113

	18,336	140,250	80,070	659,511	2,855,942	713,960	4,468,069

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The GM Building))(60% ownership)	—	—	—	—	306,000	—	306,000
Fair Value Adjustment	300	1,244	1,314	1,389	1,093	—	5,340

	300	1,244	1,314	1,389	307,093	—	311,340

Unsecured Exchangeable Senior Notes, net of discount	—	746,945	—	—	—	—	746,945
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(4,971)	(2,438)	—	—	—	—	(7,409)

	(4,971)	744,507	—	—	—	—	739,536

Unsecured Senior Notes, net of discount	—	—	549,651	—	—	5,285,773	5,835,424
Unsecured Line of Credit	—	—	—	—	—	—	—

	$13,665	$886,001	$631,035	$660,900	$3,163,035	$5,999,733	$11,354,369

% of Total Consolidated Debt	0.12%	7.80%	5.56%	5.82%	27.86%	52.84%	100.00%
Balloon Payments	$—	$809,946	$549,651	$583,782	$3,107,619	$5,919,327	$10,970,325
Scheduled Amortization	$18,636	$78,493	$81,384	$77,118	$55,416	$80,406	$391,453

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	In connection with the capitalization of the joint venture, loans totaling $450.0 million were funded by the venture’s partners on a pro-rata basis. Our partners’ share of the partner loans totaling $180.0 million has been reflected in Related Party Notes Payable on our Consolidated Balance Sheets and has not been included in the above balance.

Boston Properties, Inc.

Third Quarter 2013

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2013 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	September 30, 2013
Total Assets:
Capitalized Property Value (1)	$20,698,161	$21,106,790
Cash and Cash Equivalents	1,641,275	1,641,275
Investments in Marketable Securities	15,377	15,377
Undeveloped Land, at Cost (including Joint Venture %)	300,620	300,620
Development in Process, at Cost (including Joint Venture %)	1,591,370	1,591,370

Total Assets	$24,246,803	$24,655,432

Unencumbered Assets	$15,861,591	$16,115,778

Secured Debt (Fixed and Variable) (2)	$4,263,956	$4,263,956
Mezzanine Notes Payable (3)	306,000	306,000
Joint Venture Debt	328,373	328,373
Related Party Notes Payable	180,000	180,000
Contingent Liabilities & Letters of Credit	13,871	13,871
Unsecured Debt (4)	6,597,500	6,597,500

Total Outstanding Debt	$11,689,700	$11,689,700

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)	$82,910	$82,910
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)	(14,736)	(14,736)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)	(956)	(956)
Subtract: Gains on Consolidation of Joint Ventures (per Consolidated Income Statement)	1,810	1,810
Add: Losses from Early Extinguishments of Debt (per Consolidated Income Statement)	30	30
Add: Interest Expense (per Consolidated Income Statement)	122,173	122,173
Add: Depreciation and Amortization (per Consolidated Income Statement)	154,193	154,193

EBITDA	345,424	345,424
Add: Company share of unconsolidated joint venture EBITDA	9,978	9,978

Consolidated EBITDA	$355,402	$355,402

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$122,173	$122,173
Add: Company share of unconsolidated joint venture interest expense	3,420	3,420
Less: Amortization of financing costs	(2,779)	(2,779)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$122,814	$122,814

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	48.2%	47.4%
Secured Debt/Total Assets	Less than 50%	20.2%	19.9%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.89	2.89
Unencumbered Assets/ Unsecured Debt	Greater than 150%	240.4%	244.3%

Unencumbered Consolidated EBITDA		$233,031	$233,031

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.02	3.02

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		65.6%	65.6%

# of unencumbered properties		148	148

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $204,113.
(3)	Excludes aggregate fair value adjustment of $5,340.
(4)	Excludes aggregate debt discount of $15,131 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $7,409.

Boston Properties, Inc.

Third Quarter 2013

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2013	2014	2015	2016	2017	Thereafter	Total

Metropolitan Square (51%)	$286	$1,187	$1,257	$1,332	$1,410	$83,402	$88,874
540 Madison Avenue (60%)	—	—	—	—	—	72,000	72,000
Market Square North (50%)	161	993	1,043	1,094	1,148	60,561	65,000
901 New York Avenue (25%)	199	823	37,590	—	—	—	38,612
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	70	279	279	279	279	19,519	20,705	(1)
Annapolis Junction Building Six (50%)	6,997	—	—	—	—	—	6,997	(2)
Annapolis Junction Building Seven (50%)	—	—	—	4,685	—	—	4,685	(3)

	$7,713	$3,282	$40,169	$7,390	$2,837	$266,982	$328,373

GAAP Weighted Average Rate	2.74%	5.09%	5.25%	3.38%	5.08%	4.08%	4.19%

% of Total Debt	2.35%	1.00%	12.23%	2.25%	0.86%	81.31%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	31.79%	1.75%	1.97%	4.2 years
Fixed Rate Debt	68.21%	5.17%	5.23%	6.2 years

Total Debt	100.00%	4.08%	4.19%	5.6 years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has two, one-year extension options, subject to certain conditions. On October 29, 2013, the Company exercised the first extension option.
(3)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2013

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2013

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (3)	500 North Capitol Street, N.W.	Other Joint Ventures (4)	Total Unconsolidated Joint Ventures
Net Equity (5)	$67,983	$(10,529)	$6,813	$(2,701)	$47,849	$17,112	$—	$(1,155)	$3,666	$129,038

Mortgage/Construction loans payable (5)	$72,000	$65,000	$88,874	$38,612	$—	$32,387	$—	$31,500	$—	$328,373

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2013

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (3)	500 North Capitol Street, N.W.	Other Joint Ventures (4)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$5,086	$5,640	$8,733	$9,033		$1,223	$4,740	$—	$3,065	$19		$37,539
Straight-line rent	469	38	(62)	(351)		—	(8)	—	479	—		565
Fair value lease revenue	(121)	—	—	—		—	—	—	—	—		(121)
Termination Income	—	—	—	—		—	—	—	—	—		—

Total revenue	5,434	5,678	8,671	8,682		1,223	4,732	—	3,544	19		37,983

EXPENSES
Operating	2,472	2,320	3,143	3,160		779	1,671	16	1,334	68		14,963

NET OPERATING INCOME	2,962	3,358	5,528	5,522		444	3,061	(16)	2,210	(49)		23,020

Interest	571	1,597	2,528	2,033		—	278	—	1,141	—		8,148
Depreciation and amortization	1,797	859	1,961	1,386		1,373	1,566	—	842	—		9,784

SUBTOTAL	2,368	2,456	4,489	3,419		1,373	1,844	—	1,983	—		17,932
Gain on sale of real estate	—	—	—	—		—	—	12,600	—	(159)		12,441

NET INCOME/(LOSS)	$594	$902	$1,039	$2,103		$(929)	$1,217	$12,584	$227	$(208)		$17,529

BXP’s share of net income/(loss)	$356	$451	$530	$1,464	(6)	$(311)	$609	$(8)	$68	$(25)		$3,134
Basis differential (7)	211	297	$35	(47)		(8)	(69)	—	9	—		428
Gain on investment	—	—	—	—		—	—	11,269	—	(1,905)		9,364

Subtotal	567	748	565	1,417		(319)	540	11,261	77	(1,930)		12,926
Gain upon consolidation in income statement	—	—	—	—		—	—	—	—	(1,810	)(8)	(1,810)

Income/(loss) from unconsolidated joint ventures	$567	$748	$565	$1,417		$(319)	$540	$11,261	$77	$(120)		$14,736

Gain on investment	—	—	—	—		—	—	(11,269)	—	95		(11,174)
BXP’s share of depreciation & amortization	936	434	1,002	510	(6)	467	786	—	254	—		4,389

BXP’s share of Funds from Operations (FFO)	$1,503	$1,182	$1,567	$1,927		$148	$1,326	$(8)	$331	$(25)		$7,951

BXP’s share of net operating income/(loss)	$1,790	$1,679	$2,819	$1,381		$148	$1,531	$(8)	$663	$(25)		$9,978

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project has been consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, one property in development and two undeveloped land parcels.
(3)	On July 19, 2013, a joint venture in which the Company has a 50% interest sold its Eighth Avenue and 46th Street project (land parcels and air-rights) located in New York City for an imputed sale price of approximately $45.0 million. Net cash proceeds to the Company totaled approximately $21.8 million, after the payment of transaction costs. The joint venture recognized a gain on sale of real estate of approximately $12.6 million, of which the Company’s share was approximately $11.3 million and is included within income from consolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO.
(4)	Includes 767 Fifth Avenue (The GM Building) under the equity method of accounting. In connection with the Company’s joint venture partners’ transfer of interests on May 31, 2013, the assets, liabilities and operations of the joint venture are now consolidated in the results of the Company. Also includes Two Grand Central Tower and 125 West 55th Street properties, which were sold on October 25, 2011 and May 30, 2013, respectively.
(5)	Represents the Company’s share.
(6)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(7)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(8)	Represents adjustments to the Company’s prior non-cash gains upon consolidation of its investments in 767 Fifth Avenue (The GM Building) and the Company’s Value-Added Fund Mountain View properties.

Boston Properties, Inc.

Third Quarter 2013

CONSOLIDATED JOINT VENTURES

Balance Sheets

(unaudited and in thousands)

as of September 30, 2013

BXP's nominal ownership percentage	60.00%		95.00%	50.00%	50.00%

	767 Fifth Avenue (The GM Building)		Transbay Tower	Fountain Square	505 9th Street	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,313,271		$226,597	$354,050	$108,437	$4,002,355
Cash and cash held in escrows	75,257		998	24,228	4,402	104,885
Other assets	466,923		238	42,098	12,836	522,095

Total assets	$3,855,451		$227,833	$420,376	$125,675	$4,629,335

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,473,498		$—	$211,250	$121,949	$1,806,697
Mezzanine notes payable	311,340		—	—	—	311,340
Related party notes payable	180,000		—	—	—	180,000
Accrued interest on related party notes	74,459		—	—	—	74,459
Other liabilities	253,079		2,912	29,000	5,447	290,438

Total liabilities	2,292,376		2,912	240,250	127,396	2,662,934

Equity:
BXP	1,090,017	(1)	213,989	81,477	752	1,386,235
Redeemable interest in property partnership	—		—	98,649	—	98,649
Noncontrolling interests	473,058		10,932	—	(2,473)	481,517

Total equity	1,563,075		224,921	180,126	(1,721)	1,966,401

Total liabilities and equity	$3,855,451		$227,833	$420,376	$125,675	$4,629,335

Income Statements

(unaudited and in thousands)

for the three months ended September 30, 2013

BXP's nominal ownership percentage	60.00%	95.00%	50.00%		50.00%

	767 Fifth Avenue (The GM Building)	Transbay Tower	Fountain Square		505 9th Street	Total Consolidated Joint Ventures
REVENUE
Rental income	$61,920	$—	$8,223		$5,593	$75,736
Straight-line rent	4,596	—	952		85	5,633
Fair value lease revenue	5,116	—	(90)		—	5,026
Parking and Other	1,154	—	47		498	1,699

Total revenue	72,786	—	9,132		6,176	88,094

EXPENSES
Operating	23,270	—	3,168		2,188	28,626

NET OPERATING INCOME	49,516	—	5,964		3,988	59,468
Interest	24,157	—	3,120		1,797	29,074
Interest other—partner notes	6,873	—	—		—	6,873
Fair value interest expense	(10,625)		(1,583)		—	(12,208)
Depreciation and amortization	31,302	—	5,339		955	37,596

SUBTOTAL	51,707	—	6,876		2,752	61,335

NET INCOME/(LOSS)	$(2,191)	$—	$(912)		$1,236	$(1,867)

Reconciliation of partners' noncontrolling interest (NCI)
Add back depreciation & amortization—BXP basis difference	—	—	—		31	31
Add back partners' share of partner loan interest	6,873	—	—		—	6,873

Partners' net income/(loss) before interest allocation	4,682	—	(912)		1,267	5,037

Partners' NCI share of net income	1,873	—	(456)		633	2,050
Partners' share of partner loan interest	(6,873)	—	—		—	(6,873)
Allocation of management and other fees to non-controlling partner	(543)	—	(133)		(102)	(778)
Accretion and adjustments	19		2,061	(4)	242	2,322

Partners' NCI	$(5,524)	$—	$1,472		$773	$(3,279)

Reconciliation of BXP share of FFO
BXP Share of net income (loss)	3,332	—	(2,384	)(4)	464	1,412
Depreciation & amortization—BXP basis difference (3)	3	—	—		31	34
Other adjustment	—	—	—		242	242
BXP share of depreciation & amortization	18,781	—	5,339	(4)	462	24,582

BXP share of FFO	$22,116	$—	$2,955		$1,199	$26,270

Unearned portion of capitalized fees (3)	$510	$—	$6		$—	$516

(1)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(2)	Amount excludes preferred shareholders capital of $0.1 million.
(3)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company's net income.
(4)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which is expected to occur in Q1 2016.

Boston Properties, Inc.

Third Quarter 2013

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended September 30, 2013 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,400,812		27.9%	392,530	1.0%	13,793,342		33.6%	0.2%	1.1%	30.2%
New York	8,089,534	(5)	36.2%	—	—	8,089,534	(5)	19.7%	—	—	36.2%
Princeton	2,470,911		2.3%	—	—	2,470,911		6.0%	—	—	2.3%
San Francisco	4,961,310		9.1%	768,463	1.2%	5,729,773		13.9%	—	—	10.3%
Washington, DC	10,276,835	(6)	19.7%	729,937	0.8%	11,006,772	(6)	26.8%	0.5%	—	21.0%

	39,199,402		95.2%	1,890,930	3.0%	41,090,332		100.0%	0.7%	1.1%	100.0%

% of Total	95.4%			4.6%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	25.1%	5.1%	30.2%
New York	36.2%	—	36.2%
Princeton	—	2.3%	2.3%
San Francisco	7.4%	2.9%	10.3%
Washington, DC	8.1%	12.9%	21.0%

Total	76.8%	23.2%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (7)
Cambridge Center Marriott, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of Units	Square Feet
Residences on The Avenue, Washington, DC	335	323,050	(8)

The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(9)

Total Residential Properties	421	410,147

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	46,221	15,679,068

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Combined NOI see page 51.
(3)	Includes approximately 2,100,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Includes 1,806,957 square feet at 767 Fifth Avenue (The GM Building) and 294,345 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 408,486 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 231,411 square feet at 500 North Capitol which is 30% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction which is 50% owned by the Company, 119,339 square feet at Annapolis Junction Building Six which is 50% owned by the Company and 755,967 square feet at Fountain Square which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 9,617 square feet of retail space which is 100% occupied.

Boston Properties, Inc.

Third Quarter 2013

In-Service Property Listing

as of September 30, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,629	95.9%	$54.13	Y	CBD
100 Federal Street	CBD Boston MA	1	1,265,399	96.2%	48.09	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	98.1%	51.58	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	858,326	95.4%	60.50	N	CBD
Atlantic Wharf Office	CBD Boston MA	1	793,827	95.3%	61.59	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	100.0%	42.36	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,354	100.0%	77.96	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.62	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	100.0%	50.35	N	CBD
Three Cambridge Center	East Cambridge MA	1	115,061	100.0%	41.81	N	CBD
Four Cambridge Center	East Cambridge MA	1	216,156	100.0%	44.41	N	CBD
Five Cambridge Center	East Cambridge MA	1	266,965	98.7%	54.11	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	42.00	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.95	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	54.87	N	CBD
(2) Seventeen Cambridge Center	East Cambridge MA	1	195,191	100.0%	52.07	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	41.20	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	992,492	72.1%	33.62	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	80.9%	33.48	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	30.54	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	95.6%	33.77	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,993	73.8%	32.39	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.02	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.24	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	83.1%	31.29	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.25	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	99.1%	32.69	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,229	90.0%	25.03	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.80	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	53.1%	24.85	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	37.38	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	37.65	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	64.3%	39.83	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	90.1%	26.39	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.70	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.25	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	34.14	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	87.7%	19.63	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.95	N	S

		47	13,400,812	93.1%	$46.72

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$88.22	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.69	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$73.88

Total Boston:		51	13,793,342	92.6%	$47.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Third Quarter 2013

In-Service Property Listing (continued)

as of September 30, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	99.2%	$87.11	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,631,300	99.1%	87.93	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	99.0%	85.80	N	CBD
Times Square Tower	Times Square NY	1	1,245,823	98.9%	70.50	N	CBD
(2) 767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,806,957	98.6%	136.74	Y	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	62.5%	108.88	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	294,345	72.9%	103.74	Y	CBD

Total New York:		7	8,089,534	96.4%	$96.79

Princeton
Office
101 Carnegie Center	Princeton NJ	1	125,269	67.9%	$29.53	N	S
104 Carnegie Center	Princeton NJ	1	102,886	90.2%	33.25	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	30.83	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.49	N	S
202 Carnegie Center	Princeton NJ	1	130,582	98.8%	35.98	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	26.90	N	S
210 Carnegie Center	Princeton NJ	1	162,372	100.0%	34.57	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.83	N	S
212 Carnegie Center	Princeton NJ	1	152,576	79.5%	29.33	N	S
214 Carnegie Center	Princeton NJ	1	150,774	65.1%	31.79	N	S
302 Carnegie Center	Princeton NJ	1	64,926	96.1%	33.70	N	S
502 Carnegie Center	Princeton NJ	1	122,460	83.3%	35.31	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.08	N	S
506 Carnegie Center	Princeton NJ	1	149,110	100.0%	24.12	N	S
508 Carnegie Center	Princeton NJ	1	133,915	69.4%	30.73	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	31.07	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.78	N	S

		16	2,056,263	89.0%	$31.61

One Tower Center	East Brunswick NJ	1	414,648	33.3%	$29.17	N	S

		1	414,648	33.3%	$29.17

Total Princeton:		17	2,470,911	79.7%	$31.43

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,543	95.6%	$47.59	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	97.8%	51.64	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	97.2%	44.94	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,394	91.4%	55.18	Y	CBD

		4	3,322,791	95.3%	$49.94

611 Gateway	South San Francisco CA	1	257,664	81.0%	$35.22	N	S
601 and 651 Gateway	South San Francisco CA	2	506,277	98.8%	35.37	N	S
(3) North First Business Park	San Jose CA	5	190,636	87.2%	15.04	N	S
3200 Zanker Road	San Jose CA	4	543,900	49.9%	15.18	N	S
2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	49.41	N	S

		13	1,638,519	78.5%	$29.97

Office/Technical
(2) Mountain View Research Park	Mountain View CA	16	603,564	83.5%	33.00	N	S
(2) Mountain View Technology Park	Mountain View CA	7	135,279	100.0%	27.30	N	S
453 Ravendale Avenue	Mountain View CA	1	29,620	100.0%	$19.33	N	S

		24	768,463	87.1%	$31.30

Total San Francisco:		41	5,729,773	89.4%	$42.46

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2013

In-Service Property Listing (continued)

as of September 30, 2013

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,165	94.3%	$54.50	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	45.00	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	90.6%	55.59	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	408,486	87.8%	60.43	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	69.37	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	63.24	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	98.1%	73.97	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	91.8%	53.49	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	60.01	N	CBD
(2) 500 North Capitol (30% ownership)	CBD Washington DC	1	231,411	85.0%	60.29	Y	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%	47.71	N	CBD
Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	91.6%	143.50	Y	S
(2) Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	27.69	Y	S
One Preserve Parkway	Montgomery County MD	1	183,667	91.9%	37.03	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	70.7%	36.26	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	50.70	N	S
(2) Fountain Square (50% ownership)	Fairfax County VA	2	521,628	97.6%	42.59	Y	S
(2) Fountain Square Retail (50% ownership)	Fairfax County VA	1	234,339	100.0%	51.06	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	54.43	N	S
Kingstowne One	Fairfax County VA	1	151,483	83.5%	39.48	N	S
Kingstowne Two	Fairfax County VA	1	156,251	71.8%	41.33	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.46	Y	S
One Freedom Square	Fairfax County VA	1	436,045	89.9%	43.09	N	S
Two Freedom Square	Fairfax County VA	1	421,142	93.5%	45.02	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	34.84	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	34.38	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	93.8%	40.42	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.50	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.27	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	37.48	N	S
South of Market	Fairfax County VA	3	623,665	100.0%	49.32	N	S
(2) One and Two Patriots Park	Fairfax County VA	2	523,482	100.0%	33.50	N	S
Three Patriots Park	Fairfax County VA	1	182,423	100.0%	35.55	N	S

		39	10,276,835	94.9%	$49.92

Office/Technical
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.81	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	33.9%	25.81	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.72	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.51	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	21.01	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.08	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.64	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.45	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.41	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	21.79	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.90	N	S

		11	729,937	95.7%	$20.43

Total Washington, DC:		50	11,006,772	94.9%	$47.95

Total In-Service Properties:		166	41,090,332	92.8%	$56.15

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Third Quarter 2013

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio
1	US Government	2,423,424	(1)	5.87%
2	Citibank	1,018,432	(2)	2.47%
3	Bank of America	877,150	(3)	2.13%
4	Biogen	772,212		1.87%
5	Wellington Management	707,568		1.71%
6	Kirkland & Ellis	639,683	(4)	1.55%
7	Genentech	568,097		1.38%
8	Ropes & Gray	528,931		1.28%
9	O’Melveny & Myers	504,902		1.22%
10	Weil Gotshal Manges	490,065	(5)	1.19%
11	Shearman & Sterling	472,808		1.15%
12	Manufacturers Investment (Manulife)	440,974		1.07%
13	State Street Bank and Trust	408,552		0.99%
14	Finnegan Henderson Farabow	362,405	(6)	0.88%
15	Microsoft	359,859		0.87%
16	Ann Inc. (fka Ann Taylor Corp.)	351,026		0.85%
17	Parametric Technolgy	320,655		0.78%
18	Google	306,386		0.74%
19	Mass Financial Services	301,668		0.73%
20	Bingham McCutchen	301,385		0.73%

	Total % of Portfolio Square Feet			29.45%
	Total % of Portfolio Revenue			32.14%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	308,698
Kaye Scholer	250 West 55th Street	260,000
Macys.com (Macy’s, Inc.)	680 Folsom Street	243,000
Morrison & Foerster	250 West 55th Street	205,000
Riverbed Technology	680 Folsom Street	202,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	598,567	$24,083,450	$40.24	$24,876,232	$41.56	1.61%
2014	2,190,419	105,304,048	48.07	108,036,267	49.32	5.90%
2015	2,612,721	135,677,543	51.93	137,424,663	52.60	7.03%
2016	2,612,512	116,533,285	44.61	120,222,523	46.02	7.03%
2017	3,845,273	248,250,379	64.56	255,004,241	66.32	10.35%
2018	1,560,532	92,725,811	59.42	97,712,406	62.61	4.20%
2019	3,831,024	209,366,282	54.65	224,101,372	58.50	10.31%
2020	3,196,746	196,913,696	61.60	210,819,738	65.95	8.61%
2021	2,144,850	114,863,060	53.55	130,664,617	60.92	5.77%
2022	3,799,516	205,508,187	54.09	232,979,654	61.32	10.23%
Thereafter	7,789,641	451,071,784	57.91	533,291,598	68.46	20.97%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12

Boston	97.4%	96.9%	85.6%	82.3%	93.1%	91.5%
New York	96.4%	94.2%	n/a	n/a	96.4%	94.2%
Princeton	n/a	n/a	79.7%	77.3%	79.7%	77.3%
San Francisco	95.3%	95.6%	78.5%	76.8%	89.8%	89.6%
Washington, DC	95.0%	96.1%	94.8%	92.4%	94.9%	94.1%

Total Portfolio	96.3%	95.6%	87.6%	84.4%	93.0%	91.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	69,418	$1,506,189	$21.70	$1,506,189	$21.70	3.67%
2014	523,095	13,820,112	26.42	14,126,599	27.01	27.66%
2015	291,336	7,308,018	25.08	7,447,737	25.56	15.41%
2016	362,529	23,477,284	64.76	23,875,458	65.86	19.17%
2017	180,830	6,004,816	33.21	6,436,154	35.59	9.56%
2018	—	—	—	—	—	0.00%
2019	84,528	2,211,899	26.17	2,287,457	27.06	4.47%
2020	79,971	1,285,735	16.08	1,285,735	16.08	4.23%
2021	57,321	1,003,977	17.51	1,003,977	17.51	3.03%
2022	—	—	—	—	—	0.00%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	87.1%	100.0%	87.1%	100.0%
Washington, DC	n/a	n/a	95.7%	97.8%	95.7%	97.8%

Total Portfolio	100.0%	100.0%	85.9%	87.4%	88.1%	90.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	20,187	$2,543,008	$125.97	$2,584,008	$128.00	0.98%
2014	93,764	9,569,200	102.06	9,522,122	101.55	4.56%
2015	130,199	13,549,897	104.07	13,859,687	106.45	6.33%
2016	222,759	21,251,904	95.40	21,902,514	98.32	10.83%
2017	196,448	25,038,747	127.46	25,289,085	128.73	9.55%
2018	241,543	19,654,251	81.37	21,470,814	88.89	11.74%
2019	59,518	4,549,299	76.44	4,926,976	82.78	2.89%
2020	133,454	6,039,366	45.25	8,471,741	63.48	6.49%
2021	121,877	7,596,525	62.33	8,632,481	70.83	5.93%
2022	236,803	17,652,347	74.54	22,425,295	94.70	11.51%
Thereafter	600,401	32,585,713	54.27	39,629,488	66.01	29.19%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2013

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2013	688,172	$28,132,646	$40.88	$28,966,428	$42.09	1.67%
2014	2,807,278	128,693,360	45.84	131,684,989	46.91	6.83%
2015	3,034,256	156,535,457	51.59	158,732,087	52.31	7.38%
2016	3,197,800	161,262,473	50.43	166,000,495	51.91	7.78%
2017	4,222,551	279,293,942	66.14	286,729,480	67.90	10.28%
2018	1,802,075	112,380,063	62.36	119,183,219	66.14	4.39%
2019	3,975,070	216,127,480	54.37	231,315,805	58.19	9.67%
2020	3,410,171	204,238,797	59.89	220,577,213	64.68	8.30%
2021	2,324,048	123,463,562	53.12	140,301,076	60.37	5.66%
2022	4,036,319	223,160,533	55.29	255,404,950	63.28	9.82%
Thereafter	8,390,042	483,657,498	57.65	572,921,086	68.29	20.42%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12

Boston	97.5%	97.0%	84.0%	80.7%	92.6%	91.1%
New York	96.4%	94.2%	n/a	n/a	96.4%	94.2%
Princeton	n/a	n/a	79.7%	77.3%	79.7%	77.3%
San Francisco	95.3%	95.6%	81.3%	77.2%	89.4%	89.7%
Washington, DC	95.0%	96.1%	94.9%	93.1%	94.9%	94.4%

Total Portfolio	96.4%	95.7%	87.4%	84.5%	92.8%	91.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	145,606	$5,826,635	$40.02	$6,291,942	$43.21	—	$—	$—	$—	$—
2014	950,799	38,223,980	40.20	38,256,027	40.24	67,362	1,663,455	24.69	1,663,455	24.69
2015	1,273,873	55,119,894	43.27	56,046,801	44.00	—	—	—	—	—
2016	773,793	28,897,402	37.35	29,775,068	38.48	225,532	19,977,567	88.58	19,977,567	88.58
2017	790,274	32,564,289	41.21	33,469,141	42.35	—	—	—	—	—
2018	486,482	19,438,522	39.96	20,613,457	42.37	—	—	—	—	—
2019	1,069,927	48,400,200	45.24	51,422,793	48.06	—	—	—	—	—
2020	295,253	13,311,745	45.09	13,606,491	46.08	—	—	—	—	—
2021	676,921	24,532,290	36.24	25,937,070	38.32	—	—	—	—	—
2022	1,642,372	76,517,977	46.59	86,175,625	52.47	—	—	—	—	—
Thereafter	3,437,681	181,843,794	52.90	217,972,193	63.41	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	7,021	$1,847,751	$263.17	$1,870,751	$266.45	152,627	$7,674,386	$50.28	$8,162,693	$53.48
2014	27,371	4,809,392	175.71	4,721,370	172.50	1,045,532	44,696,827	42.75	44,640,852	42.70
2015	41,051	5,606,496	136.57	5,577,270	135.86	1,314,924	60,726,390	46.18	61,624,070	46.87
2016	18,580	2,668,541	143.62	2,694,099	145.00	1,017,905	51,543,510	50.64	52,446,733	51.52	(4)
2017	47,142	3,060,855	64.93	3,085,548	65.45	837,416	35,625,144	42.54	36,554,688	43.65
2018	143,602	6,326,822	44.06	6,492,567	45.21	630,084	25,765,344	40.89	27,106,024	43.02
2019	17,092	2,438,257	142.65	2,650,008	155.04	1,087,019	50,838,457	46.77	54,072,801	49.74
2020	92,818	3,853,732	41.52	6,071,093	65.41	388,071	17,165,477	44.23	19,677,584	50.71
2021	37,719	2,346,406	62.21	2,582,196	68.46	714,640	26,878,696	37.61	28,519,265	39.91
2022	126,196	5,631,938	44.63	8,466,886	67.09	1,768,568	82,149,915	46.45	94,642,511	53.51
Thereafter	251,467	12,956,552	51.52	14,428,901	57.38	3,689,148	194,800,345	52.80	232,401,094	63.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $39.60 per square foot and $40.75 per square foot, respectively, in 2016.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	17,387	677,180	38.95	677,180	38.95	(4)	—	—	—	—	—
Q4 2013	128,219	5,149,455	40.16	5,614,762	43.79		—	—	—	—	—

Total 2013	145,606	$5,826,635	$40.02	$6,291,942	$43.21		—	$—	$—	$—	$—

Q1 2014	200,630	$8,562,927	$42.68	$8,562,927	$42.68		—	$—	$—	$—	$—
Q2 2014	206,588	7,922,517	38.35	7,934,487	38.41		—	—	—	—	—
Q3 2014	114,523	3,645,313	31.83	3,645,313	31.83		—	—	—	—	—
Q4 2014	429,058	18,093,224	42.17	18,113,300	42.22		67,362	1,663,455	24.69	1,663,455	24.69

Total 2014	950,799	$38,223,980	$40.20	$38,256,027	$40.24		67,362	$1,663,455	$24.69	$1,663,455	$24.69

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		17,387	677,180	38.95	677,180	38.95	(4)
Q4 2013	7,021	1,847,751	263.17	1,870,751	266.45		135,240	6,997,206	51.74	7,485,513	55.35

Total 2013	7,021	$1,847,751	$263.17	$1,870,751	$266.45		152,627	$7,674,386	$50.28	$8,162,693	$53.48

Q1 2014	10,498	$2,446,906	$233.08	$2,404,006	$229.00		211,128	$11,009,833	$52.15	$10,966,933	$51.94
Q2 2014	7	435,128	62,161.13	410,228	58,603.99		206,595	8,357,644	40.45	8,344,715	40.39
Q3 2014	386	449,560	1,164.66	420,898	1,090.41		114,909	4,094,873	35.64	4,066,211	35.39
Q4 2014	16,480	1,477,798	89.67	1,486,238	90.18		512,900	21,234,477	41.40	21,262,993	41.46

Total 2014	27,371	$4,809,392	$175.71	$4,721,370	$172.50		1,045,532	$44,696,827	$42.75	$44,640,852	$42.70

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on September 30, 2013.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	19,696	$1,576,964	$80.07	$1,764,669	$89.60	—	$—	$—	$—	$—
2014	179,089	21,585,736	120.53	22,352,191	124.81	—	—	—	—	—
2015	235,519	24,832,128	105.44	24,642,600	104.63	—	—	—	—	—
2016	247,745	22,409,583	90.45	23,034,912	92.98	—	—	—	—	—
2017	1,406,664	136,243,324	96.86	138,524,877	98.48	—	—	—	—	—
2018	331,200	38,744,197	116.98	38,684,461	116.80	—	—	—	—	—
2019	983,218	84,823,723	86.27	89,039,288	90.56	—	—	—	—	—
2020	1,321,348	105,159,408	79.58	111,200,723	84.16	—	—	—	—	—
2021	206,627	27,164,932	131.47	30,386,787	147.06	—	—	—	—	—
2022	843,505	69,326,953	82.19	75,240,051	89.20	—	—	—	—	—
Thereafter	1,674,853	145,971,129	87.15	168,925,097	100.86	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	308	$24,000	$77.92	$24,000	$77.92	20,004	$1,600,964	$80.03	$1,788,669	$89.42
2014	12,022	1,546,147	128.61	1,583,822	131.74	191,111	23,131,883	121.04	23,936,014	125.25
2015	3,000	2,357,166	785.72	2,357,166	785.72	238,519	27,189,294	113.99	26,999,766	113.20
2016	97,474	12,785,659	131.17	13,285,673	136.30	345,219	35,195,242	101.95	36,320,584	105.21
2017	78,027	17,918,666	229.65	17,958,292	230.15	1,484,691	154,161,990	103.83	156,483,169	105.40
2018	6,514	7,900,000	1,212.77	9,158,265	1,405.94	337,714	46,644,197	138.12	47,842,727	141.67
2019	877	69,407	79.14	77,761	88.67	984,095	84,893,130	86.27	89,117,049	90.56
2020	4,620	465,211	100.69	527,504	114.18	1,325,968	105,624,619	79.66	111,728,227	84.26
2021	2,056	251,399	122.28	311,772	151.64	208,683	27,416,332	131.38	30,698,559	147.11
2022	59,437	9,471,924	159.36	11,048,210	185.88	902,942	78,798,878	87.27	86,288,261	95.56
Thereafter	57,566	9,661,203	167.83	12,798,373	222.33	1,732,419	155,632,332	89.84	181,723,470	104.90

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	—	—	—	—	—	—	—	—	—	—
Q4 2013	19,696	1,576,964	80.07	1,764,669	89.60	—	—	—	—	—

Total 2013	19,696	$1,576,964	$80.07	$1,764,669	$89.60	—	$—	$—	$—	$—

Q1 2014	39,067	$4,736,696	$121.25	$4,736,353	$121.24	—	$—	$—	$—	$—
Q2 2014	67,575	10,345,212	153.09	11,082,892	164.01	—	—	—	—	—
Q3 2014	37,120	3,732,329	100.55	3,732,329	100.55	—	—	—	—	—
Q4 2014	35,327	2,771,500	78.45	2,800,618	79.28	—	—	—	—	—

Total 2014	179,089	$21,585,736	$120.53	$22,352,191	$124.81	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	—	—	—	—	—	—	—	—	—	—
Q4 2013	308	24,000	77.92	24,000	77.92	20,004	1,600,964	80.03	1,788,669	89.42

Total 2013	308	$24,000	$77.92	$24,000	$77.92	20,004	$1,600,964	$80.03	$1,788,669	$89.42

Q1 2014	4,845	$639,341	$131.96	$639,341	$131.96	43,912	$5,376,037	$122.43	$5,375,694	$122.42
Q2 2014	—	—	—	—	—	67,575	10,345,212	153.09	11,082,892	164.01
Q3 2014	—	—	—	—	—	37,120	3,732,329	100.55	3,732,329	100.55
Q4 2014	7,177	906,806	126.35	944,481	131.60	42,504	3,678,306	86.54	3,745,099	88.11

Total 2014	12,022	$1,546,147	$128.61	$1,583,822	$131.74	191,111	$23,131,883	$121.04	$23,936,014	$125.25

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	53,823	$1,740,343	$32.33	$1,740,343	$32.33	—	$—	$—	$—	$—
2014	223,488	5,895,724	26.38	7,192,873	32.18	—	—	—	—	—
2015	236,123	7,864,290	33.31	7,957,933	33.70	—	—	—	—	—
2016	96,574	3,338,274	34.57	3,393,080	35.13	—	—	—	—	—
2017	200,735	6,943,433	34.59	7,211,603	35.93	—	—	—	—	—
2018	168,667	5,260,016	31.19	5,587,309	33.13	—	—	—	—	—
2019	454,140	14,374,954	31.65	16,048,353	35.34	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,805,873	31.07	1,989,868	34.23	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	421,476	13,509,537	32.05	14,852,665	35.24	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	53,823	$1,740,343	$32.33	$1,740,343	$32.33
2014	—	—	—	—	—	223,488	5,895,724	26.38	7,192,873	32.18
2015	—	—	—	—	—	236,123	7,864,290	33.31	7,957,933	33.70
2016	—	—	—	—	—	96,574	3,338,274	34.57	3,393,080	35.13
2017	—	—	—	—	—	200,735	6,943,433	34.59	7,211,603	35.93
2018	—	—	—	—	—	168,667	5,260,016	31.19	5,587,309	33.13
2019	—	—	—	—	—	454,140	14,374,954	31.65	16,048,353	35.34
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	58,125	1,805,873	31.07	1,989,868	34.23
2022	—	—	—	—	—	29,737	917,214	30.84	976,687	32.84
Thereafter	—	—	—	—	—	421,476	13,509,537	32.05	14,852,665	35.24

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	—	—	—	—	—	—	—	—	—	—
Q4 2013	53,823	1,740,343	32.33	1,740,343	32.33	—	—	—	—	—

Total 2013	53,823	$1,740,343	$32.33	$1,740,343	$32.33	—	$—	$—	$—	$—

Q1 2014	24,711	$937,647	$37.94	$937,647	$37.94	—	$—	$—	$—	$—
Q2 2014	90,836	2,380,924	26.21	2,380,924	26.21	—	—	—	—	—
Q3 2014	35,977	1,406,935	39.11	1,406,935	39.11	—	—	—	—	—
Q4 2014	71,964	1,170,218	16.26	2,467,367	34.29	—	—	—	—	—

Total 2014	223,488	$5,895,724	$26.38	$7,192,873	$32.18	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	—	—	—	—	—	—	—	—	—	—
Q4 2013	—	—	—	—	—	53,823	1,740,343	32.33	1,740,343	32.33

Total 2013	—	$—	$—	$—	$—	53,823	$1,740,343	$32.33	$1,740,343	$32.33

Q1 2014	—	$—	$—	$—	$—	24,711	$937,647	$37.94	$937,647	$37.94
Q2 2014	—	—	—	—	—	90,836	2,380,924	26.21	2,380,924	26.21
Q3 2014	—	—	—	—	—	35,977	1,406,935	39.11	1,406,935	39.11
Q4 2014	—	—	—	—	—	71,964	1,170,218	16.26	2,467,367	34.29

Total 2014	—	$—	$—	$—	$—	223,488	$5,895,724	$26.38	$7,192,873	$32.18

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	231,175	$5,457,551	$23.61	$5,464,337	$23.64	9,400	$208,080	$22.14	$208,080	$22.14
2014	280,716	13,024,044	46.40	13,178,335	46.95	259,713	8,671,083	33.39	8,943,291	34.44
2015	301,475	13,459,813	44.65	13,639,079	45.24	73,062	2,201,604	30.13	2,280,040	31.21
2016	1,078,141	43,817,130	40.64	44,802,210	41.56	103,597	2,771,367	26.75	3,114,514	30.06
2017	473,536	18,887,849	39.89	20,048,544	42.34	167,422	5,734,601	34.25	6,145,770	36.71
2018	116,777	6,737,925	57.70	7,231,629	61.93	—	—	—	—	—
2019	311,346	13,627,323	43.77	15,131,870	48.60	52,528	1,254,951	23.89	1,507,149	28.69
2020	475,171	27,819,659	58.55	29,674,075	62.45	—	—	—	—	—
2021	176,517	8,080,657	45.78	9,421,882	53.38	—	—	—	—	—
2022	452,576	17,990,933	39.75	21,162,050	46.76	—	—	—	—	—
Thereafter	282,247	14,060,134	49.82	16,733,747	59.29	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	12,264	$620,417	$50.59	$638,417	$52.06	252,839	$6,286,048	$24.86	$6,310,834	$24.96
2014	10,761	689,987	64.12	689,987	64.12	551,190	22,385,115	40.61	22,811,613	41.39
2015	27,092	1,989,879	73.45	2,009,112	74.16	401,629	17,651,295	43.95	17,928,230	44.64
2016	38,123	1,916,437	50.27	1,945,443	51.03	1,219,861	48,504,933	39.76	49,862,168	40.88
2017	15,277	989,925	64.80	1,027,244	67.24	656,235	25,612,374	39.03	27,221,557	41.48
2018	25,404	1,404,102	55.27	1,464,276	57.64	142,181	8,142,027	57.27	8,695,905	61.16
2019	9,462	482,517	51.00	513,710	54.29	373,336	15,364,791	41.16	17,152,728	45.94
2020	13,451	480,293	35.71	514,197	38.23	488,622	28,299,952	57.92	30,188,272	61.78
2021	15,458	910,260	58.89	990,606	64.08	191,975	8,990,918	46.83	10,412,488	54.24
2022	27,445	1,028,516	37.48	1,118,958	40.77	480,021	19,019,449	39.62	22,281,008	46.42
Thereafter	43,687	1,860,935	42.60	2,101,254	48.10	325,934	15,921,070	48.85	18,835,001	57.79

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	3,393	163,164	48.09	169,950	50.09	(4)	—	—	—	—	—
Q4 2013	227,782	5,294,387	23.24	5,294,387	23.24		9,400	208,080	22.14	208,080	22.14

Total 2013	231,175	$5,457,551	$23.61	$5,464,337	$23.64		9,400	$208,080	$22.14	$208,080	$22.14

Q1 2014	36,070	$1,390,195	$38.54	$1,390,195	$38.54		59,251	$2,115,450	$35.70	$2,115,450	$35.70
Q2 2014	86,839	3,727,584	42.93	3,751,116	43.20		—	—	—	—	—
Q3 2014	57,875	3,354,438	57.96	3,354,438	57.96		74,532	2,168,199	29.09	2,238,034	30.03
Q4 2014	99,932	4,551,827	45.55	4,682,586	46.86		125,930	4,387,434	34.84	4,589,807	36.45

Total 2014	280,716	$13,024,044	$46.40	$13,178,335	$46.95		259,713	$8,671,083	$33.39	$8,943,291	$34.44

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	—	—	—	—	—		3,393	163,164	48.09	169,950	50.09	(4)
Q4 2013	12,264	620,417	50.59	638,417	52.06		249,446	6,122,884	24.55	6,140,884	24.62

Total 2013	12,264	$620,417	$50.59	$638,417	$52.06		252,839	$6,286,048	$24.86	$6,310,834	$24.96

Q1 2014	802	$90,671	$113.06	$90,671	$113.06		96,123	$3,596,316	$37.41	$3,596,316	$37.41
Q2 2014	5,067	317,181	62.60	317,181	62.60		91,906	4,044,765	44.01	4,068,297	44.27
Q3 2014	4,892	282,135	57.67	282,135	57.67		137,299	5,804,773	42.28	5,874,607	42.79
Q4 2014	—	—	—	—	—		225,862	8,939,261	39.58	9,272,393	41.05

Total 2014	10,761	$689,987	$64.12	$689,987	$64.12		551,190	$22,385,115	$40.61	$22,811,613	$41.39

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on September 30, 2013.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	148,267	$9,481,956	$63.95	$9,614,941	$64.85	(4)	60,018	$1,298,109	$21.63	$1,298,109	$21.63
2014	556,327	26,574,564	47.77	27,056,840	48.63	(4)	196,020	3,485,573	17.78	3,519,853	17.96
2015	565,731	34,401,419	60.81	35,138,250	62.11	(4)	218,274	5,106,414	23.39	5,167,697	23.68
2016	416,259	18,070,897	43.41	19,217,253	46.17		33,400	728,351	21.81	783,378	23.45
2017	974,064	53,611,485	55.04	55,750,077	57.23		13,408	270,215	20.15	290,384	21.66
2018	457,406	22,545,151	49.29	25,595,550	55.96		—	—	—	—	—
2019	1,012,393	48,140,082	47.55	52,459,068	51.82		32,000	956,948	29.90	780,308	24.38
2020	1,104,974	50,622,883	45.81	56,338,449	50.99		79,971	1,285,735	16.08	1,285,735	16.08
2021	1,026,660	53,279,307	51.90	62,929,009	61.29		57,321	1,003,977	17.51	1,003,977	17.51
2022	831,326	40,755,110	49.02	49,425,242	59.45		—	—	—	—	—
Thereafter	1,973,384	95,687,190	48.49	114,807,896	58.18		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	594	$50,840	$85.59	$50,840	$85.59		208,879	$10,830,905	$51.85	$10,963,890	$52.49
2014	43,610	2,523,674	57.87	2,526,943	57.94		795,957	32,583,811	40.94	33,103,636	41.59
2015	59,056	3,596,356	60.90	3,916,140	66.31		843,061	43,104,189	51.13	44,222,087	52.45
2016	68,582	3,881,266	56.59	3,977,300	57.99		518,241	22,680,514	43.76	23,977,930	46.27
2017	56,002	3,069,301	54.81	3,218,002	57.46		1,043,474	56,951,001	54.58	59,258,463	56.79
2018	66,023	4,023,327	60.94	4,355,706	65.97		523,429	26,568,478	50.76	29,951,255	57.22
2019	32,087	1,559,118	48.59	1,685,497	52.53		1,076,480	50,656,149	47.06	54,924,874	51.02
2020	22,565	1,240,131	54.96	1,358,947	60.22		1,207,510	53,148,748	44.02	58,983,131	48.85
2021	66,644	4,088,459	61.35	4,747,909	71.24		1,150,625	58,371,743	50.73	68,680,895	59.69
2022	23,725	1,519,968	64.07	1,791,241	75.50		855,051	42,275,077	49.44	51,216,483	59.90
Thereafter	247,681	8,107,023	32.73	10,300,961	41.59		2,221,065	103,794,213	46.73	125,108,857	56.33

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 107,771 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $44.31 per square foot and $45.43 per square foot, respectively, for 2013, (ii) $42.02 per square foot and $42.93 per square foot, respectively, for 2014 and (iii) $49.48 per square foot and $50.93 per square foot, respectively, for 2015.

Boston Properties, Inc.

Third Quarter 2013

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		—	—	—	—	—
Q3 2013	14,318	733,051	51.20	856,415	59.81	(4)	—	—	—	—	—
Q4 2013	133,949	8,748,906	65.32	8,758,526	65.39	(5)	60,018	1,298,109	21.63	1,298,109	21.63

Total 2013	148,267	$9,481,956	$63.95	$9,614,941	$64.85		60,018	$1,298,109	$21.63	$1,298,109	$21.63

Q1 2014	41,451	$2,044,950	$49.33	$2,097,775	$50.61		—	$—	$—	$—	$—
Q2 2014	47,961	5,205,806	108.54	5,224,443	108.93	(6)	55,375	1,136,889	20.53	1,148,839	20.75
Q3 2014	90,050	4,243,387	47.12	4,279,076	47.52		103,750	1,499,687	14.45	1,499,687	14.45
Q4 2014	376,865	15,080,420	40.02	15,455,546	41.01		36,895	848,997	23.01	871,328	23.62

Total 2014	556,327	$26,574,564	$47.77	$27,056,840	$48.63		196,020	$3,485,573	$17.78	$3,519,853	$17.96

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2013	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—	—	—	—	—	—
Q3 2013	—	—	—	—	—	14,318	733,051	51.20	856,415	59.81	(4)
Q4 2013	594	50,840	85.59	50,840	85.59	194,561	10,097,854	51.90	10,107,475	51.95

Total 2013	594	$50,840	$85.59	$50,840	$85.59	208,879	$10,830,905	$51.85	$10,963,890	$52.49

Q1 2014	14,671	$859,225	$58.57	$859,530	$58.59	56,122	$2,904,175	$51.75	$2,957,305	$52.69
Q2 2014	2,207	169,914	76.99	169,914	76.99	105,543	6,512,610	61.71	6,543,196	62.00
Q3 2014	5,260	327,085	62.18	327,085	62.18	199,060	6,070,159	30.49	6,105,848	30.67
Q4 2014	21,472	1,167,450	54.37	1,170,414	54.51	435,232	17,096,867	39.28	17,497,288	40.20

Total 2014	43,610	$2,523,674	$57.87	$2,526,943	$57.94	795,957	$32,583,811	$40.94	$33,103,636	$41.59

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on September 30, 2013.
(5)	Includes 29,838 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q4 2013, the current and future expiring rental rate would be $43.36 per square foot and $43.45 per square foot, respectively.
(6)	Includes 30,826 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 2014, the current and future expiring rental rate would be $41.72 per square foot and $42.30 per square foot, respectively.

Boston Properties, Inc.

Third Quarter 2013

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	86,149	$5,430,849	$63.04	$5,914,851	$68.66	(4)	58,302	$2,881,372	$49.42	$2,906,158	$49.85
2014	683,072	33,171,332	48.56	33,154,130	48.54		211,111	10,658,961	50.49	10,789,720	51.11
2015	794,234	45,178,351	56.88	45,578,102	57.39		265,673	13,211,804	49.73	13,322,256	50.15
2016	415,331	31,105,156	74.89	31,353,805	75.49	(5)	893,556	42,033,755	47.04	42,383,374	47.43
2017	298,867	19,085,960	63.86	19,257,550	64.44		263,312	12,931,184	49.11	13,362,752	50.75
2018	308,574	15,815,952	51.25	16,459,963	53.34		133,627	7,868,639	58.89	8,373,315	62.66
2019	748,485	37,425,092	50.00	39,726,173	53.08		167,219	8,197,169	49.02	8,793,519	52.59
2020	324,861	15,428,981	47.49	17,913,751	55.14		474,462	27,644,005	58.26	29,445,851	62.06
2021	390,352	19,730,431	50.55	21,156,015	54.20		191,975	8,990,918	46.83	10,412,488	54.24
2022	1,274,222	64,912,680	50.94	77,317,694	60.68		189,573	8,480,481	44.73	9,623,970	50.77
Thereafter	3,209,868	173,667,748	54.10	208,181,675	64.86		285,277	13,949,410	48.90	16,063,578	56.31

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	20,004	$1,600,964	$80.03	$1,788,669	$89.42		79,322	$3,621,149	$45.65	$3,744,514	$47.21
2014	191,111	23,131,883	121.04	23,936,014	125.25		197,550	9,724,346	49.22	9,810,188	49.66
2015	238,519	27,189,294	113.99	26,999,766	113.20		338,283	20,639,988	61.01	21,055,180	62.24
2016	345,219	35,195,242	101.95	36,320,584	105.21		72,708	3,677,107	50.57	3,855,998	53.03
2017	1,484,691	154,161,990	103.83	156,483,169	105.40		775,538	44,869,284	57.86	46,142,201	59.50
2018	337,714	46,644,197	138.12	47,842,727	141.67		122,460	7,736,103	63.17	8,424,690	68.80
2019	984,095	84,893,130	86.27	89,117,049	90.56		427,781	25,068,316	58.60	27,919,899	65.27
2020	1,325,968	105,624,619	79.66	111,728,227	84.26		445,689	23,265,527	52.20	26,231,202	58.86
2021	208,683	27,416,332	131.38	30,698,559	147.11		540,837	31,988,219	59.15	37,922,132	70.12
2022	902,942	78,798,878	87.27	86,288,261	95.56		294,990	19,533,530	66.22	23,439,640	79.46
Thereafter	1,732,419	155,632,332	89.84	181,723,470	104.90		706,089	46,852,433	66.35	60,395,555	85.54

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
2022	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $59.13 per square foot and $64.28 square foot, respectively, in 2013.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $58.19 per square foot and $59.54 per square foot, respectively, in 2016.

Boston Properties, Inc.

Third Quarter 2013

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	66,478	$2,243,538	$33.75	$2,247,842	$33.81	194,537	$3,404,676	$17.50	$3,404,676	$17.50
2014	362,460	11,525,495	31.80	11,486,722	31.69	340,079	11,726,153	34.48	12,021,892	35.35
2015	520,690	15,548,038	29.86	16,045,968	30.82	135,956	4,439,491	32.65	4,605,975	33.88
2016	602,574	20,438,354	33.92	21,092,928	35.00	326,305	6,471,179	19.83	7,478,794	22.92
2017	538,549	16,539,184	30.71	17,297,138	32.12	392,923	12,681,190	32.27	13,858,806	35.27
2018	321,510	9,949,392	30.95	10,646,061	33.11	8,554	273,389	31.96	322,590	37.71
2019	338,534	13,413,365	39.62	14,346,628	42.38	206,117	7,167,622	34.77	8,359,209	40.56
2020	63,210	1,736,496	27.47	1,763,833	27.90	14,160	655,947	46.32	742,421	52.43
2021	324,288	7,148,265	22.04	7,363,250	22.71	—	—	—	—	—
2022	494,346	17,237,235	34.87	17,324,817	35.05	290,448	10,538,968	36.29	12,657,038	43.58
Thereafter	479,280	21,132,597	44.09	24,219,418	50.53	40,657	1,971,660	4.11	2,771,423	68.17

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	—	$—	$—	$—	$—	129,557	$7,209,756	$55.65	$7,219,376	$55.72	(4)
2014	—	—	—	—	—	598,407	22,859,465	38.20	23,293,448	38.93	(4)
2015	—	—	—	—	—	504,778	22,464,201	44.50	23,166,907	45.90	(4)
2016	—	—	—	—	—	445,533	19,003,407	42.65	20,121,933	45.16
2017	—	—	—	—	—	267,936	12,081,717	45.09	13,116,262	48.95
2018	—	—	—	—	—	400,969	18,832,375	46.97	21,526,565	53.69
2019	—	—	—	—	—	648,699	25,587,833	39.44	27,004,975	41.63
2020	—	—	—	—	—	761,821	29,883,222	39.23	32,751,929	42.99
2021	—	—	—	—	—	609,788	26,383,524	43.27	30,758,763	50.44
2022	—	—	—	—	—	560,061	22,741,548	40.61	27,776,843	49.60
Thereafter	—	—	—	—	—	1,514,976	56,941,780	37.59	64,713,302	42.72

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2013	53,823	$1,740,343	$32.33	$1,740,343	$32.33	—	$—	$—	$—	$—
2014	223,488	5,895,724	26.38	7,192,873	32.18	—	—	—	—	—
2015	236,123	7,864,290	33.31	7,957,933	33.70	—	—	—	—	—
2016	96,574	3,338,274	34.57	3,393,080	35.13	—	—	—	—	—
2017	200,735	6,943,433	34.59	7,211,603	35.93	—	—	—	—	—
2018	168,667	5,260,016	31.19	5,587,309	33.13	—	—	—	—	—
2019	454,140	14,374,954	31.65	16,048,353	35.34	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,805,873	31.07	1,989,868	34.23	—	—	—	—	—
2022	29,737	917,214	30.84	976,687	32.84	—	—	—	—	—
Thereafter	421,476	13,509,537	32.05	14,852,665	35.24	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 107,771 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $29.83 per square foot and $29.93 per square foot, respectively, for 2013, (ii) $32.36 per square foot and $33.11 per square foot, respectively, for 2014 and (iii) $34.70 per square foot and $36.24 per square foot, respectively, for 2015.

Boston Properties, Inc.

Third Quarter 2013

HOTEL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Cambridge Center Marriott	Third Quarter 2013	Third Quarter 2012	Percent Change	YTD 2013	YTD 2012	Percent Change

Average Occupancy	87.5%	84.3%	3.8%	81.3%	81.7%	–0.5%
Average Daily Rate	$237.30	$234.18	1.3%	$229.40	$221.31	3.7%
Revenue per available room	$207.60	$197.32	5.2%	$207.60	$180.78	14.8%

Rental Revenue	$10,652	$9,359	13.8%
Operating expenses and real estate taxes	6,580	6,886	–4.4%

Net Operating Income	$4,072	$2,473	64.7%

Less: Straight line rent and fair value lease revenue	1	1	0.0%

Rental Revenue - cash basis	10,651	9,358	13.8%
Less: Operating expenses and real estate taxes	6,580	6,886	–4.4%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$4,071	$2,472	64.7%

RESIDENTIAL PERFORMANCE (in thousands, except occupancy, rental rate and percent change amounts)

Residences on The Avenue located at 2221 I Street, NW, Washington, DC	Third Quarter 2013	Third Quarter 2012	Percent Change	YTD 2013	YTD 2012	Percent Change

Average Monthly Rental Rate (1)	$3,285	$3,273	0.4%	$3,317	$3,152	5.2%

Average Rental Rate Per Occupied Square Foot (1)	$4.03	$4.01	0.5%	$4.06	$3.86	5.2%
Average Physical Occupancy (1) (2)	92.4%	97.1%	–4.8%	92.8%	88.0%	5.5%
Average Economic Occupancy (2)	92.0%	96.9%	–5.1%	92.4%	87.0%	6.2%

Rental Revenue (3)	$4,368	$4,501	–3.0%
Operating expenses and real estate taxes	2,441	2,364	3.3%

Net Operating Income (3)	$1,927	$2,137	–9.8%

Less: Straight line rent and fair value lease revenue	89	103	–13.6%

Rental Revenue - cash basis	4,279	4,398	–2.7%
Less: Operating expenses and real estate taxes	2,441	2,364	3.3%
Add: Straight line ground rent expense	537	552	–2.7%

Net Operating Income - cash basis	$2,375	$2,586	–8.2%

The Lofts at Atlantic Wharf Boston, MA	Third Quarter 2013	Third Quarter 2012	Percent Change	YTD 2013	YTD 2012	Percent Change

Average Monthly Rental Rate (4)	$3,800	$3,615	5.1%	$3,743	$3,600	4.0%

Average Rental Rate Per Occupied Square Foot (4)	$4.21	$4.03	4.5%	$4.17	$4.05	3.0%
Average Physical Occupancy (2) (4)	98.8%	94.9%	4.1%	98.7%	95.1%	3.8%
Average Economic Occupancy (2)	97.8%	92.1%	6.2%	97.0%	89.5%	8.4%

Rental Revenue (5)	$1,125	$995	13.1%
Operating expenses and real estate taxes	466	490	–4.9%

Net Operating Income (5)	$659	$505	30.5%

Less: Straight line rent and fair value lease revenue	4	14	–71.4%

Rental Revenue - cash basis	1,121	981	14.3%
Less: Operating expenses and real estate taxes	466	490	–4.9%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$655	$491	33.4%

(1)	Excludes 49,528 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Includes 49,528 square feet of retail space, which had revenue of approximately $809,000 and $793,000 for the quarter ended September 30, 2013 and September 30, 2012, respectively.
(4)	Excludes 9,617 square feet of retail space which is 100% occupied.
(5)	Includes 9,617 square feet of retail space, which had revenue of approximately $108,000 and $69,000 for the quarter ended September 30, 2013 and September 30, 2012, respectively.

Boston Properties, Inc.

Third Quarter 2013

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12
Boston	97.4%	97.0%	84.0%	80.7%	92.5%	91.1%
New York	95.8%	94.0%	N/A	N/A	95.8%	94.0%
Princeton	N/A	N/A	79.7%	77.3%	79.7%	77.3%
San Francisco	95.3%	95.8%	78.9%	77.2%	89.8%	89.6%
Washington, DC	95.5%	95.7%	95.0%	93.1%	95.2%	94.2%

Total Portfolio	96.3%	95.7%	86.8%	84.3%	92.5%	91.2%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12	30-Sep-13	30-Sep-12
Total Office Portfolio	96.3%	95.7%	86.9%	84.1%	92.6%	91.2%
Total Office/Technical Portfolio	100.0%	100.0%	85.3%	89.0%	89.1%	91.8%

Total Portfolio	96.3%	95.7%	86.8%	84.3%	92.5%	91.2%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Third Quarter 2013

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	118	16	3	137
Square feet	35,567,055	1,152,087	744,407	37,463,549
Percent of properties in-service	90.7%	60.9%	100.0%	90.2%
Occupancy @ 9/30/2012	91.2%	91.8%	N/A	91.2%
Occupancy @ 9/30/2013	92.6%	89.1%	N/A	92.5%
Percent change from 3rd quarter 2013 over 3rd quarter 2012 (2):
Rental revenue	4.0%	-0.9%	8.7%
Operating expenses and real estate taxes	3.5%	4.4%	-2.6%
Consolidated Net Operating Income (3) - excluding hotel & residential				4.0	%(2)
Consolidated Net Operating Income (3) - Hotel & residential				30.2	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-10.9	%(2)
Combined Net Operating Income (3)				3.9%

Rental revenue - cash basis	6.4%	-0.4%	8.9%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	8.1%	-2.3%		7.9	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				28.0	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				-6.3	%(2)
Combined Net Operating Income (3) - cash basis (5)				7.8%

Same Property Lease Analysis - quarter ended September 30, 2013

	Office	Office/Technical	Total
Vacant space available @ 7/1/2013 (sf)	2,891,303	84,108	2,975,411
Square footage of leases expiring or terminated 7/1/2013-9/30/2013	753,452	19,412	772,864

Total space for lease (sf)	3,644,755	103,520	3,748,275

New tenants (sf)	801,945	3,400	805,345
Renewals (sf)	197,574	4,920	202,494

Total space leased (sf)	999,519	8,320	1,007,839

Space available @ 9/30/2013 (sf)	2,645,236	95,200	2,740,436

Net (increase)/decrease in available space (sf)	246,067	(11,092)	234,975

Second generation leasing information: (6)
Leases commencing during the period (sf)	933,651	8,320	941,971
Average lease term (months)	70	12	69
Average free rent period (days)	54	—	53
Total transaction costs per square foot (7)	$39.79	$—	$39.44
Increase (decrease) in gross rents (8)	-2.14%	18.04%	-2.07%
Increase (decrease) in net rents (9)	-4.82%	24.77%	-4.70%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 941,971 square feet of second generation leases that commenced in Q3 2013, leases for 515,282 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 521,594 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 521,594 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

Third Quarter 2013

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	September 30, 2013	September 30, 2012
	(in thousands)

Net income attributable to Boston Properties, Inc.	$155,324	$57,249
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	8,910	162
Noncontrolling interest - common units of the Operating Partnership	8,399	6,779
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,082	874
Noncontrolling interests in property partnerships (1)	(3,279)	458
Discontinued operations:
Gain on sale of real estate from discontinued operations	(86,448)	—
Income from discontinued operations	(1,078)	(1,550)

Income from continuing operations	82,910	63,972

Add:
Interest expense	122,173	105,030
Losses from early extinguishment of debt	30	5,494
Depreciation and amortization	154,193	110,653
Transaction costs	766	1,140
General and administrative expense	24,841	21,617

Subtract:
Gains from investments in securities	(956)	(587)
Interest and other income	(3,879)	(4,001)
Gains on consolidation of joint ventures	1,810	—
Income from unconsolidated joint ventures	(14,736)	(9,217)
Development and management services income	(5,479)	(8,024)

Consolidated Net Operating Income	361,673	286,077
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	9,978	51,952

Combined Net Operating Income	$371,651	$338,029

Same Property Net Operating Income	303,931	292,392
Net operating income from non Same Properties (3)	66,340	44,104
Termination income	1,380	1,533 (4)

Combined Net Operating Income	$371,651	$338,029

Same Property Net Operating Income	303,931	292,392
Less straight-line rent and fair value lease revenue	(13,165)	(22,753)
Add straight-line ground rent expense	1,785	1,838

Same Property Net Operating Income - cash basis	$292,551	$271,477

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, Transbay Tower in San Francisco, CA and, beginning June 1, 2013, 767 Fifth Avenue (The GM Building) in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.
(4)	Excludes termination income included within discontinued operations.

Boston Properties, Inc.

Third Quarter 2013

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-13	30-Sep-12	Change	Change	30-Sep-13	30-Sep-12	Change	Change

Rental Revenue	$447,534	$430,107			$9,680	$9,786
Less Termination Income	1,380	943			—	16

Rental revenue - subtotal	446,154	429,164	$16,990	4.0%	9,680	9,770	$(90)	(0.9%)

Operating expenses and real estate taxes	164,897	159,244	5,653	3.5%	2,873	2,751	122	4.4%

Net Operating Income (1)	$281,257	$269,920	$11,337	4.2%	$6,807	$7,019	$(212)	(3.0%)

Rental revenue - subtotal	$446,154	$429,164			$9,680	$9,770

Less straight-line rent and fair value lease revenue	13,047	22,037	(8,990)	(40.8%)	(93)	(40)	(53)	(132.5%)

Rental revenue - cash basis	433,107	407,127	25,980	6.4%	9,773	9,810	(37)	(0.4%)
Less:
Operating expenses and real estate taxes	164,897	159,244	5,653	3.5%	2,873	2,751	122	4.4%
Add:
Straight-line ground rent expense (2)	1,248	1,286	(38)	(3.0%)	—	—	—	0.0%

Net Operating Income (3) - cash basis	$269,458	$249,169	$20,289	8.1%	$6,900	$7,059	$(159)	(2.3%)

	Sub-Total				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-13	30-Sep-12	Change	Change	30-Sep-13	30-Sep-12	Change	Change

Rental Revenue	$457,214	$439,893			$16,145	$14,855
Less Termination Income	1,380	959			—	—

Rental revenue - subtotal	455,834	438,934	$16,900	3.9%	16,145	14,855	$1,290	8.7%

Operating expenses and real estate taxes	167,770	161,995	5,775	3.6%	9,487	9,740	(253)	(2.6%)

Net Operating Income (1)	$288,064	$276,939	$11,125	4.0%	$6,658	$5,115	$1,543	30.2%

Rental revenue - subtotal	$455,834	$438,934			$16,145	$14,855

Less straight-line rent and fair value lease revenue	12,954	21,997	(9,043)	(41.1%)	94	118	(24)	(20.3%)

Rental revenue - cash basis	442,880	416,937	25,943	6.2%	16,051	14,737	1,314	8.9%
Less:
Operating expenses and real estate taxes	167,770	161,995	5,775	3.6%	9,487	9,740	(253)	(2.6%)
Add:
Straight-line ground rent expense (2)	1,248	1,286	(38)	(3.0%)	537	552	(15)	(2.7%)

Net Operating Income (3) - cash basis	$276,358	$256,228	$20,130	7.9%	$7,101	$5,549	$1,552	28.0%

	Unconsolidated Joint Ventures				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-13	30-Sep-12	Change	Change	30-Sep-13	30-Sep-12	Change	Change

Rental Revenue	$15,705	$17,248			$489,064	$471,996
Less Termination Income	—	574			1,380	1,533

Rental revenue - subtotal	15,705	16,674	$(969)	(5.8%)	487,684	470,463	$17,221	3.7%

Operating expenses and real estate taxes	6,496	6,336	160	2.5%	183,753	178,071	5,682	3.2%

Net Operating Income (1)	$9,209	$10,338	$(1,129)	(10.9%)	$303,931	$292,392	$11,539	3.9%

Rental revenue - subtotal	$15,705	$16,674			$487,684	$470,463

Less straight-line rent and fair value lease revenue	117	638	(521)	(81.7%)	13,165	22,753	(9,588)	(42.1%)

Rental revenue - cash basis	15,588	16,036	(448)	(2.8%)	474,519	447,710	26,809	6.0%
Less:
Operating expenses and real estate taxes	6,496	6,336	160	2.5%	183,753	178,071	5,682	3.2%
Add:
Straight-line ground rent expense (2)	—	—	—	0.0%	1,785	1,838	(53)	(2.9%)

Net Operating Income (3) - cash basis	$9,092	$9,700	$(608)	(6.3%)	$292,551	$271,477	$21,074	7.8%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Third Quarter 2013

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2013

	Office	Office/Technical	Total
Vacant space available @ 7/1/2013 (sf)	3,082,639	170,769	3,253,408
Property dispositions/ properties taken out of service (sf)	—	26,388	26,388
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	42,583	—	42,583
Leases expiring or terminated 7/1/2013-9/30/2013 (sf)	710,712	74,556	785,268

Total space available for lease (sf)	3,835,934	218,937	4,054,871

1st generation leases (sf)	65,868	—	65,868
2nd generation leases with new tenants (sf)	792,228	19,476	811,704
2nd generation lease renewals (sf)	198,404	4,920	203,324

Total space leased (sf)	1,056,500	24,396	1,080,896 (1)

Vacant space available for lease @ 9/30/2013 (sf)	2,779,434	194,541	2,973,975

Net (increase)/decrease in available space (sf)	303,205	(23,772)	279,433

Second generation leasing information: (2)
Leases commencing during the period (sf)	990,632	24,396	1,015,028
Average lease term (months)	72	23	71
Average free rent period (days)	69	51	68
Total transaction costs per square foot (3)	$47.06	$4.22	$46.03
Increase (decrease) in gross rents (4)	-2.11%	3.39%	-1.97%
Increase (decrease) in net rents (5)	-4.77%	4.33%	-4.50%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	44,332	288,952	-5.90%	-14.24%	333,284	287,115
New York	10,590	178,418	-4.43%	-6.66%	189,008	168,798
Princeton	—	111,970	-11.78%	-17.44%	111,970	372,689
San Francisco	—	107,834	11.16%	12.55%	107,834	501,963
Washington, DC	10,946	327,854	-1.68%	-2.36%	338,800	567,025

	65,868	1,015,028	-1.97%	-4.50%	1,080,896	1,897,590

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,015,028 square feet of second generation leases that commenced in Q3 2013, leases for 534,163 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 538,500 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 538,500 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 497,597.

Boston Properties, Inc.

Third Quarter 2013

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2013	Q2 2013	Q1 2013	2012	2011		2010

Recurring capital expenditures	$11,839	$12,856	$6,418	$23,774	$29,334		$13,988

Planned non-recurring capital expenditures associated with acquisition properties	9,887	4,367	1,201	22,287	4,358		395

Hotel improvements, equipment upgrades and replacements	206	1,006	143	896	4,010	(1)	2,262	(2)

	$21,932	$18,229	$7,762	$46,957	$37,702		$16,645

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2013	Q2 2013	Q1 2013	2012	2011	2010
Office
Square feet	990,632	837,904	982,859	3,572,825	4,116,436	4,765,440

Tenant improvements and lease commissions PSF	$47.06	$24.24	$39.04	$45.31	$30.32	$35.77

Office/Technical
Square feet	24,396	—	31,060	59,788	184,849	149,617

Tenant improvements and lease commissions PSF	$4.22	$—	$0.29	$3.94	$23.97	$2.14

Average tenant improvements and lease commissions PSF	$46.03	$24.24	$37.81	$44.63	$30.05	$34.74

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

Third Quarter 2013

ACQUISITIONS/DISPOSITIONS

as of September 30, 2013

ACQUISITIONS

For the period from January 1, 2013 through September 30, 2013

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment		Percentage Leased

535 Mission Street	February 6, 2013	307,000	$71,000,000	$144,000,000	(1)	$215,000,000		0%
Transbay Tower (95% ownership interest)	March 26, 2013	N/A	191,800,000	148,200,000	(2)	340,000,000		N/A
Reston Signature Site	March 29, 2013	N/A	27,000,000	—		27,000,000		N/A
Mountain View Research Park and Technology Park	April 10, 2013	738,843	233,500,000	—		233,500,000	(3)	87%

Total Acquisitions		1,045,843	$523,300,000	$292,200,000		$815,500,000		61%

(1)	This project is under construction (See Page 48).
(2)	Represents the anticipated cost to build the project to grade (See Page 48).
(3)	On April 10, 2013, the Company acquired the Mountain View Research Park and Mountain View Technology Park properties from its Value-Added Fund for an aggregate purchase price of approximately $233.5 million. In conjunction with the acquisition, the Value-Added Fund repaid the mortgage loans collateralized by the Mountain View Research Park and Mountain View Technology Park properties totaling approximately $90.0 million and $20.0 million, respectively, as well as the outstanding loans payable to the Company’s Operating Partnership totaling approximately $8.6 million and $3.7 million, respectively. The Mountain View Research Park and Mountain View Technology Park mortgage loans bore interest at variable rates equal to LIBOR plus 2.00% per annum and LIBOR plus 2.50% per annum, respectively and were scheduled to mature on May 31, 2014 and November 22, 2014, respectively. Prior to the acquisition, the Company’s ownership interest in the properties was approximately 39.5%. As a result of the acquisition, the Company owns 100% of the properties and is accounting for them on a consolidated basis.

On May 31, 2013, the Company’s two joint venture partners in 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building) in New York City) transferred all of their interests in the joint venture to third parties. In connection with the transfer, the Company and its new joint venture partners modified the Company’s relative decision making authority and consent rights with respect to the joint venture’s assets and operations. These changes resulted in the Company having sufficient financial and operating control over 767 Venture, LLC such that the Company now accounts for the assets, liabilities and operations of 767 Venture, LLC on a consolidated basis in its financial statements instead of under the equity method of accounting. Upon consolidation, the Company recognized a non-cash gain on its investment of approximately $359.5 million. The Company has not presented the transaction on the acquisitions/dispositions tables as there was no additional investment made by the Company in connection with the transaction.

DISPOSITIONS

For the period from January 1, 2013 through September 30, 2013

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Montvale Center	February 20, 2013	123,630	$25,000,000	$20,182,000	(1)
125 West 55th Street (60% ownership interest)	May 30, 2013	587,666	470,000,000	43,232,000	(2)
303 Almaden Boulevard	June 28, 2013	158,499	40,000,000	—	(3)
Eighth Avenue and 46th Street (50% ownership interest)	July 19, 2013	N/A	45,000,000	11,269,000	(4)
1301 New York Avenue	August 22, 2013	201,281	135,000,000	86,448,000	(5)

Total Dispositions		1,071,076	$715,000,000	$161,131,000

(1)	On February 20, 2013, the foreclosure sale of the Company’s Montvale Center property was ratified by the court. As a result of the ratification, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate resulting in the recognition of a gain on forgiveness of debt totaling approximately $20.2 million during the first quarter of 2013. The operating results of the property through the date of ratification have been classified as discontinued operations on a historical basis for all periods.
(2)	On May 30, 2013, a joint venture in which the Company has a 60% interest completed the sale of its 125 West 55th Street property located in New York City for a sale price of $470.0 million, including the assumption by the buyer of the mortgage loan collateralized by the property totaling approximately $198.6 million. The Company had previously recognized an impairment loss on its investment in the unconsolidated joint venture.
(3)	On June 28, 2013, the Company completed the sale of its 303 Almaden Boulevard property located in San Jose, California for a sale price of $40.0 million. Net cash proceeds totaled approximately $39.3 million. During the first quarter of 2013, the Company recognized an impairment loss totaling approximately $3.2 million, which was excluded from FFO in accordance with NAREIT’s definition, as the carrying value of the property exceeded its net sale price. As a result, there was no loss on sale of real estate recognized. The operating results of the property through the date of sale have been classified as discontinued operations on a historical basis for all periods.
(4)	On July 19, 2013, a joint venture in which the Company has a 50% interest completed the sale of its Eighth Avenue and 46th Street project located in New York City for an imputed sale price of $45.0 million. Eighth Avenue and 46th Street is comprised of an assemblage of land parcels and air-rights. Net cash proceeds to the Company totaled approximately $21.8 million, after the payment of transaction costs.
(5)	On August 22, 2013, the Company completed the sale of its 1301 New York Avenue property located in Washington, DC for a net contract sale price of approximately $121.7 million. After adjusting for outstanding lease and other transaction costs assumed by the buyer, the gross sale price was approximately $135.0 million. Net cash proceeds totaled approximately $121.5 million, resulting in a gain on sale of approximately $86.4 million. The operating results of the property through the date of sale have been classified as discontinued operations on a historical basis for all periods.

Boston Properties, Inc.

Third Quarter 2013

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of September 30, 2013

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 9/30/2013 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Office
Annapolis Junction Building Seven (50% ownership)	Q1 2015	Q1 2015	Annapolis, MD	1	125,000	$10,649,081	$17,500,000	$11,000,000	$4,684,775	$535,694	100%	—
680 Folsom Street	Q2 2014	Q3 2015	San Francisco, CA	2	522,000	263,008,193	340,000,000	—	—	76,991,807	85%	—
250 West 55th Street (5)	Q4 2013	Q4 2015	New York, NY	1	989,000	814,454,484	1,050,000,000	—	—	235,545,516	48%	5%
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	96,397,260	215,000,000	—	—	118,602,740	0%	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	145,156,707	360,760,000	—	—	215,603,293	79%	—
Transbay Tower (95% ownership) (6)	NA	NA	San Francisco, CA	1	N/A	215,665,150	340,000,000	—	—	124,334,850	N/A	N/A

Total Office Properties under Construction				7	2,421,000	$1,545,330,875	$2,323,260,000	$11,000,000	$4,684,775	$771,613,900	59%	3%

Residential
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	329,509	$100,958,194	$137,250,000	$—	$—	$36,291,806	N/A	N/A
The Avant at Reston Town Center - Retail				—	26,179	—	—	—	—	—	100%	0%

Total Residential Properties under Construction				1	355,688	$100,958,194	$137,250,000	$—	$—	$36,291,806	100%	N/A

Total Properties under Construction				8	2,776,688	$1,646,289,069	$2,460,510,000	$11,000,000	$4,684,775	$807,905,706	59%	3%

PROJECTS PLACED IN-SERVICE DURING 2013

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)		Amount Drawn at 9/30/2013 (2)		Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)

Annapolis Junction Building Six (50% ownership)	Q3 2012	Q2 2014	Annapolis, MD	1	120,000	$11,107,768	$14,000,000	$9,500,000		$6,996,571		$388,803	49%	100%
500 North Capitol Street, N.W. (30% ownership) (7)	Q4 2012	Q4 2013	Washington, DC	1	232,000	31,550,701	36,540,000	31,500,000	(7)	31,500,000	(7)	4,989,299	85%	100%
Two Patriots Park (8)	Q1 2013	Q1 2013	Reston, VA	1	255,951	56,437,625	60,700,000	—		—		4,262,375	100%	100%
Seventeen Cambridge Center	Q2 2013	Q2 2013	Cambridge, MA	1	195,191	72,226,034	75,800,000	—		—		3,573,966	100%	100%
Cambridge Center Connector (9)	Q3 2013	Q3 2013	Cambridge, MA	—	42,500	21,285,930	22,800,000	—		—		1,514,070	100%	100%

Total Projects placed in Service				4	845,642	$192,608,058	$209,840,000	$41,000,000		$38,496,571		$14,728,513	89%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future Square Feet (11)

North First Business Park	San Jose, CA	5	190,636	87.2%	$15.04	N	S	683,000

Total Properties held for Re-Development		5	190,636	87.2%	$15.04			683,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of October 25, 2013, including leases with future commencement dates and excluding residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(6)	On March 26, 2013, the joint venture completed the acquisition of a land parcel in San Francisco which will support a 60-story, 1.4 million square foot office tower known as Transbay Tower. The Estimated Total Investment represents only the cost to build to grade.
(7)	On May 31, 2013, the joint venture refinanced its construction loan. The new mortgage loan totaling $105.0 million requires interest only payments at a fixed interest rate of 4.15% per annum and matures on June 6, 2023.
(8)	Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(9)	The project is part of a lease extension and space expansion with a tenant at Cambridge Center for approximately 292,000 square feet. The project was completed on July 1, 2013.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(11)	The incremental square footage increase in Estimated Future Square Feet is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.

Boston Properties, Inc.

Third Quarter 2013

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2013

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA	38.3	1,160,000
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
San Francisco, CA	1.3	1,422,000

	369.5	10,570,364

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2013

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (3)	143.1	1,780,000
Cambridge, MA (4)	—	207,500

	143.1	1,987,500

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018.
(4)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Third Quarter 2013

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the non-cash termination adjustments. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of Outperformance Awards (“OPP Awards”) or Multi-Year Long-Term Incentive Program Awards (“MYLTIP Awards”) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include OPP Awards or MYLTIP Awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2013

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, less discontinued operations, plus corporate general and administrative expense, transaction costs, depreciation and amortization, interest expense and losses from early extinguishment of debt, less development and management services income, income from unconsolidated joint ventures, gains on consolidation of joint ventures, interest and other income and gains from investments in securities. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures.

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

Third Quarter 2013

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.